================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-1A

     REGISTRATION STATEMENT (NO. 33-23444) UNDER THE SECURITIES ACT OF 1933

                           PRE-EFFECTIVE AMENDMENT NO.
                        POST-EFFECTIVE AMENDMENT NO. 16

                                      AND

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                AMENDMENT NO. 19

                         VANGUARD ASSET ALLOCATION FUND
        (EXACT NAME OF REGISTRANT AS SPECIFIED IN DECLARATION OF TRUST)

                     P.O. BOX 2600, VALLEY FORGE, PA 19482
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

                  REGISTRANT'S TELEPHONE NUMBER (610) 669-1000

                           R. GREGORY BARTON, ESQUIRE
                                  P.O. BOX 876
                             VALLEY FORGE, PA 19482


               IT IS PROPOSED THAT THIS FILING BECOME EFFECTIVE:
          ON JANUARY 25, 2000, PURSUANT TO PARAGRAPH (B) OF RULE 485.

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
  AS SOON AS PRACTICABLE AFTER THIS REGISTRATION STATEMENT BECOMES EFFECTIVE.


WE HAVE ELECTED TO REGISTER AN INDEFINITE NUMBER OF SECURITIES UNDER THE SECURITIES ACT OF 1933 PURSUANT TO RULE 24F-2 OF THE INVESTMENT COMPANY ACT OF 1940. REGISTRANT FILED ITS RULE 24F-2 NOTICE FOR ITS FISCAL YEAR ENDED SEPTEMBER 30, 1999 WITH THE COMMISSION ON DECEMBER 29, 1999.
================================================================================

                         VANGUARD ASSET ALLOCATION FUND
                             CROSS REFERENCE SHEET

FORM N-1A
ITEM NUMBER                                            LOCATION IN PROSPECTUS
----------------------------------------------------------------------------------------------------
Item 1. Front and Back Cover Pages ....................Front and Back Cover Pages

Item 2. Risk/Return Summary; Investments, Risk, and
        Performance ...................................Fund Profile

Item 3. Risk/Return Summary: Fee Table ................Fee Table


Item 4. Investment Objectives, Princial Investment
        Strategies, and Related Risks .................A Word About Risk; Who Should Invest;
                                                       Primary Investment Strategies
Item 5. Management's Discussion of Fund
        Performance ...................................Herein incorporated by reference to
                                                       Registrant's Annual Report to Shareholders
                                                       dated September 30, 1999 filed with the
                                                       Securities & Exchange Commission's EDGAR
                                                       system November 17, 1999.

Item 6. Management, Organization, and Capital
        Structure .....................................The Fund and Vanguard; Investment Adviser

Item 7. Shareholder Information .......................Share Price; Dividends, Capital Gains, and
                                                       Taxes; Investing with Vanguard

Item 8. Distribution Arrangements .....................Not Applicable

Item 9. Financial Highlights Information ..............Financial Highlights

FORM N-1A                                              LOCATION IN STATEMENT OF ADDITIONAL
ITEM NUMBER                                            INFORMATION
----------------------------------------------------------------------------------------------------
Item 10.Cover Page and Table of Contents ..............Cover Page; Table of Contents

Item 11.Fund History ..................................Description of the Fund

Item 12.Description of the Fund and its Investments
        and Risks .....................................Investment Policies; Description of the Fund;
                                                       Fundamental Investment Limitations

Item 13.Management of the Fund ........................Management of the Fund

Item 14.Control Persons and Principal Holders of
        Securities ....................................Management of the Fund

Item 15.Investment Advisory and Other Services ........Investment Advisory Services

Item 16.Brokerage Allocation and Other Practices ......Portfolio Transactions

Item 17.Capital Stock and Other Securities ............Description of the Fund

Item 18.Purchase, Redemption, and Pricing of Shares ...Purchase of Shares; Redemption of Shares;
                                                       Share Price

Item 19.Taxation of the Fund ..........................Description of the Fund

Item 20.Underwriters ..................................Not Applicable

Item 21.Calculation of Performance Data ...............Yield and Total Return

Item 22.Financial Statements ..........................Financial Statements

VANGUARD(R)
ASSET ALLOCATION
FUND

Prospectus
January 21, 2000

This prospectus contains financial data for the Fund through the fiscal year ended September 30, 1999.

[SHIP GRAPHIC]
[A MEMBER OF THE VANGUARD GROUP(R) LOGO]

VANGUARD ASSET ALLOCATION FUND
Prospectus
January 21, 2000

An Asset Allocation Mutual Fund

--------------------------------------------------------------------------------
   CONTENTS
--------------------------------------------------------------------------------
 1 FUND PROFILE                           12 FINANCIAL HIGHLIGHTS

 3 ADDITIONAL INFORMATION                 14 INVESTING WITH VANGUARD

 3 A WORD ABOUT RISK                      14 SERVICES AND ACCOUNT FEATURES

 3 WHO SHOULD INVEST                      15 TYPES OF ACCOUNTS

 4 PRIMARY INVESTMENT STRATEGIES          16 BUYING SHARES

 9 THE FUND AND VANGUARD                  18 REDEEMING SHARES

 9 INVESTMENT ADVISER                     21 TRANSFERRING REGISTRATION

 10 DIVIDENDS, CAPITAL GAINS, AND TAXES   22 FUND AND ACCOUNT UPDATES

 12 SHARE PRICE                           GLOSSARY (inside back cover)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 WHY READING THIS PROSPECTUS IS IMPORTANT
 This prospectus explains the objective, risks, and strategies of Vanguard Asset Allocation Fund. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk(R)" explanations along the way. Reading the prospectus will help you to decide whether the Fund is the right investment for you. We suggest that you keep it for future reference.
--------------------------------------------------------------------------------
NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND PROFILE

The following profile summarizes key features of Vanguard Asset Allocation Fund.

INVESTMENT OBJECTIVE
The Fund seeks to provide maximum long-term total return (capital change plus income) while incurring less stock market risk than a fund made up entirely of stocks.

INVESTMENT STRATEGIES
The Fund invests in common stocks, bonds, and money market instruments in proportions consistent with their expected returns and risks, as evaluated by the Fund's adviser. These proportions are changed from time to time as market expectations shift. The Fund is permitted to be 100% invested in any one of the three asset classes.

PRIMARY RISKS

THE FUND'S TOTAL RETURN, LIKE STOCK AND BOND PRICES GENERALLY, WILL FLUCTUATE WITHIN A WIDE RANGE, SO AN INVESTOR COULD LOSE MONEY OVER SHORT OR EVEN LONG PERIODS. The Fund is also subject to:
o Interest rate risk, which is the chance that bond prices overall will decline over short or even long periods due to rising interest rates.
o Manager risk, which is the chance that poor security selection will cause the Fund to underperform other funds with similar investment objectives.

PERFORMANCE/RISK INFORMATION

The bar chart and table below provide an indication of the risk of investing in the Fund. The bar chart shows the Fund's performance in each calendar year over a ten-year period. The table shows how the Fund's average annual total returns for one, five, and ten calendar years compare with those of a broad-based market index and a composite index. Keep in mind that the Fund's past performance does not indicate how it will perform in the future.


              ----------------------------------------------------
                              ANNUAL TOTAL RETURNS
              ----------------------------------------------------
                                 [BAR CHART]
                    1990  0.89%         1995 35.46%
                    1991 25.59%         1996 15.73%
                    1992  7.51%         1997 27.32%
                    1993 13.49%         1998 25.40%
                    1994 -2.32%         1999  5.21%
              ----------------------------------------------------
     During the period shown in the bar chart, the highest return for a calendar quarter was 14.31% (quarter ended December 31, 1998) and the lowest return for a quarter was -8.31% (quarter ended March 31, 1990).

--------------------------------------------------------------------------------
          AVERAGE ANNUAL TOTAL RETURNS FOR YEARS ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------
                                      1 YEAR          5 YEARS        10 YEARS
--------------------------------------------------------------------------------
Vanguard Asset Allocation Fund          5.21%         21.37%            14.80%
S&P 500 Index                          21.04          28.56             18.21
Composite Index*                        9.90          21.70             14.95
--------------------------------------------------------------------------------
*Weighted 65% in the S&P 500 Index, 35% in the Lehman Brothers Long U.S.Treasury
 Bond Index.
--------------------------------------------------------------------------------

2
FEES AND EXPENSES

The following table describes the fees and expenses you would pay if you buy and hold shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based upon those incurred in the fiscal year ended September 30, 1999.



      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                          None
      Sales Charge (Load) Imposed on Reinvested Dividends:               None
      Redemption Fee:                                                    None
      Exchange Fee:                                                      None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                               0.47%
      12b-1 Distribution Fee:                                            None
      Other Expenses:                                                    0.02%
       TOTAL ANNUAL FUND OPERATING EXPENSE S:                            0.49%

 The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund. This example assumes that the Fund provides a return of 5% a year, and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of each period.

               -------------------------------------------------
                 1 YEAR      3 YEARS      5 YEARS      10 YEARS
               -------------------------------------------------
                   $50         $157         $274          $616
               -------------------------------------------------

  THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                                 FUND EXPENSES
All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard Asset Allocation Fund's expense ratio in fiscal year 1999 was 0.49%, or $4.90 per $1,000 of average net assets. The average flexible mutual fund had expenses in 1998 of 1.41%, or $14.10 per $1,000 of average net assets (derived from data provided by Lipper Inc., which reports on the mutual fund industry).
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                            THE COSTS OF INVESTING

 Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs associated with the fund's buying and selling of securities. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS                         MINIMUM INITIAL INVESTMENT
Dividends are distributed in June and December;     $3,000; $1,000 for IRAs and
capital gains, if any, are distributed in December  custodial accountsfor minors

INVESTMENT ADVISER                                  NEWSPAPER ABBREVIATION
Mellon Capital Management Corporation, San          AssetA
Francisco, Calif., since inception

INCEPTION DATE                                      VANGUARD FUND NUMBER
November 3, 1988                                    078

NET ASSETS AS OF SEPTEMBER 30, 1999                 CUSIP NUMBER
$8.18 billion                                       922020102

SUITABLE FOR IRAs                                   TICKER SYMBOL
Yes                                                 VAAPX
--------------------------------------------------------------------------------

================================================================================
A WORD ABOUT RISK

This prospectus describes risks you would face as an investor in Vanguard Asset Allocation Fund. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in Vanguard Asset Allocation Fund, you should also take into account your personal tolerance for the daily fluctuations of the stock market.
     Look for this [FLAG ICON] symbol throughout the prospectus. It is used to mark detailed information about each type of risk that you would confront as a shareholder of the Fund.
================================================================================

WHO SHOULD INVEST

The Fund may be a suitable investment for you if:
o You wish to invest in a fund that actively manages a mix of U.S. common stocks, bonds, and money market instruments.
o    You are seeking growth of capital over the long term--at least five years.
o    You are not looking for current income.

 THE VANGUARD FUNDS DO NOT PERMIT MARKET-TIMING. DO NOT INVEST IN THIS FUND IF YOU ARE A MARKET-TIMER.

4
--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                            COSTS AND MARKET-TIMING
 Some investors try to profit from market-timing--switching money into investments when they expect prices to rise, and taking money out when they expect the market to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. Therefore, the Fund discourages short-term trading by, among other things, limiting the number of exchanges it permits.
--------------------------------------------------------------------------------

     The Fund has adopted the following policies, among others, to discourage short-term trading:

o The Fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--that it regards as disruptive to the efficient management of the Fund. A purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor.
o There is a limit on the number of times you can exchange into and out of the Fund (see "Redeeming Shares" in the INVESTING WITH VANGUARD section).
o    The Fund reserves the right to stop offering shares at any time.

PRIMARY INVESTMENT STRATEGIES

This section explains the strategies that the investment adviser uses in pursuit of the Fund's objective, long-term growth of capital and income. It also explains how the adviser implements these strategies. In addition, this section discusses several important risks--market risk, interest rate risk, and manager risk--faced by investors in the Fund. The Fund's Board of Trustees oversees the management of the Fund, and may change the investment strategies in the interest of shareholders. Note that the investment objective of the Fund is not fundamental, and may be changed without a shareholder vote.


MARKET EXPOSURE
The adviser, Mellon Capital Management Corporation, allocates the Fund's assets among stocks, bonds, and money market instruments in proportions that depend on projected returns and risks for each asset class.

STOCKS
A portion of the Fund's assets is typically invested in common stocks.

[FLAG] THE FUND IS SUBJECT TO STOCK MARKET RISK,  WHICH IS THE POSSIBILITY  THAT
     STOCK PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN LONG PERIODS. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.

 The Fund will typically hold a diversified combination of common stocks intended to parallel the performance of the S&P 500 Index, which is dominated by large-capitalization stocks. The stocks are evaluated using a "dividend discount" model. This model provides an estimate of the total return of the S&P 500 Index, based upon the expected earnings of each of the companies in the index.

     To illustrate the volatility of stock prices, the following table shows the best, worst, and average total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, that the gap between best and worst tends to narrow over the long term.


--------------------------------------------------------------------------------
                      U.S. STOCK MARKET RETURNS (1926-1999)
--------------------------------------------------------------------------------
                         1 YEAR         5 YEARS        10 YEARS       20 YEARS
--------------------------------------------------------------------------------
Best                      54.2%           24.1%          19.9%          17.7%
Worst                    -43.1           -12.4           -0.8            3.1
Average                   13.1            10.7           11.0           11.0
--------------------------------------------------------------------------------
     The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 1998. You can see, for example, that while the average return on stocks for all of the 5-year periods was 10.7%, returns for individual 5-year periods ranged from a -12.4% average (from 1928 through 1932) to 24.1% (from 1994 through 1998). These average returns reflect past performance on common stocks; you should not regard them as an indication of future returns from either the stock market as a whole or this Fund in particular.


BONDS
A portion of the Fund's assets is typically invested in bonds.

[FLAG] THE FUND IS SUBJECT TO INTEREST RATE RISK,  WHICH IS THE POSSIBILITY THAT
     BOND PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN LONG PERIODS DUE TO RISING INTEREST RATES.

 Although bonds are often thought to be less risky than stocks, there have been periods when bond prices have fallen significantly due to rising interest rates. For instance, prices of long-term bonds fell by almost 48% between December 1976 and September 1981.

--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                           BONDS AND INTEREST RATES

As a rule, when interest rates rise, bond prices fall. The opposite is also true: Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 5% yield. A year later, interest rates are on the rise and bonds are offered with a 6% yield. With higher-yielding bonds available, you would have trouble selling your 5% bond for the price you paid--causing you to lower your asking price. On the other hand, if interest rates were falling and 4% bonds were being offered, you should be able to sell your 5% bond for more than you paid.
--------------------------------------------------------------------------------
     To illustrate the relationship between bond prices and interest rates, the following table shows the effect of a 1% and a 2% change (both up and down) in interest rates on three bonds of different maturities, each with a face value of $1,000.

6

------------------------------------------------------------------------------------------------------------
                                         HOW INTEREST RATE CHANGES AFFECT BONDS*
------------------------------------------------------------------------------------------------------------
                              VALUE OF A $1,000   VALUE OF A $1,000   VALUE OF A $1,000    VALUE OF A $1,000
                              BOND AFTER A 2%     BOND AFTER A 2%     BOND AFTER A 1%      BOND AFTER A 1%
                                 INCREASE            DECREASE            INCREASE             DECREASE
TYPE OF BOND (MATURITY)       IN INTEREST RATES   IN INTEREST RATES   IN INTEREST RATES    IN INTEREST RATES
------------------------------------------------------------------------------------------------------------

Short-Term (2.5 years)              $978              $1,023               $956                $1,046
Intermediate-Term (10 years)         932               1,074                870                 1,156
Long-Term (20 years)                 901               1,116                816                 1,251
------------------------------------------------------------------------------------------------------------
*Assuming a 7% yield.
------------------------------------------------------------------------------------------------------------

     The Fund will typically invest its allocation to bonds in a pool of long-term U.S. Treasury bonds, which mature in 10 to 30 years. It may also hold other "full faith and credit" obligations of the U.S. government.

     The U.S. government guarantees the timely payment of interest and principal for its Treasury bonds, but does not guarantee its bonds' prices. In other words, while Treasury bonds enjoy the highest credit ratings, their prices--like the prices of other bonds in the Fund--will fluctuate with changes in interest rates.
     The adviser evaluates bonds' attractiveness based upon their current yield-to-maturity, which is an estimate of total return that considers a bond's purchase price, redemption value, time to maturity, yield, and time between interest payments.

--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                                TYPES OF BONDS

Bonds are issued (sold) by many sources: Corporations issue corporate bonds; the federal government issues U.S. Treasury bonds; agencies of the federal government issue agency bonds; and mortgage holders issue "mortgage-backed" bonds, such as those of the Government National Mortgage Association (GNMA). Each issuer is responsible for paying back the bond's initial value as well as making periodic interest payments.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                BOND MATURITIES

 A bond is issued with a specific maturity date--the date when the bond issuer, or seller, must pay back the bond's initial value (known as its "face value"). Bond maturities generally range from less than one year (short-term) to 30 years (long-term). The longer a bond's maturity, the more risk you, as a bond investor, face as interest rates rise--but also the more interest you could receive. Long-term bonds are more suitable for investors willing to take greater risks in hope of higher yields; short-term bond investors should be willing to accept lower yields in return for less fluctuation in the value of their investment.
--------------------------------------------------------------------------------

SECURITY SELECTION
Mellon Capital Management Corporation (Mellon Capital), adviser to the Fund, makes no effort to choose among individual stocks or bonds to identify attractive securities. Rather, the adviser tries to determine the mix of stocks, bonds, and money market instruments that offers the best combination of potential return and risk. The aim is to maximize the long-term total return of the Fund while incurring less stock market risk than a portfolio made up entirely of stocks. At any given time, Mellon Capital may allocate all, a portion,or none of the Fund's assets to large-capitalization U.S. stocks, long-term U.S. Treasury bonds, or cash reserves.
     For the Fund's common stock allocation, the adviser uses a diversified portfolio of stocks selected to parallel the performance of the S&P 500 Index or S&P 500 stock index futures. For the Fund's bond allocation, the adviser uses long-term (10- to 30-year maturities) U.S. Treasury bonds and/or U.S. Treasury Bond futures and/or U.S. Treasury Note futures. For the Fund's cash reserves allocation, the adviser can use a variety of money market instruments, including U.S. Treasury bills, government agency securities, high-quality commercial paper, and certificates of deposit.
     Mellon Capital uses a computer model to estimate return and risk and to recommend shifts in allocations. The adviser implements these shifts in a disciplined manner. The adviser believes that, within the fluctuations of the financial markets, there are occasional brief periods in which the market values of the asset classes do not reflect their true value. The Fund attempts to capitalize on these perceived imbalances by changing the mix of the Fund's holdings in the three asset classes. There are no limitations on the amount of the Fund's assets that may be allocated to stocks, bonds, or money market instruments; it can be 100% invested in any of the three asset classes.
     The Fund is generally managed without regard to tax ramifications.

[FLAG] THE FUND IS SUBJECT TO MANAGER RISK,  WHICH IS THE  POSSIBILITY  THAT THE
     ADVISER MAY DO A POOR JOB ALLOCATING THE FUND'S NET ASSETS AMONG STOCKS, BONDS, AND MONEY MARKET INSTRUMENTS.

     Since the Fund's asset allocation changes according to the adviser's timely projection of risk and return, the Fund may exhibit higher volatility than balanced funds with static allocations.
     Historical evidence indicates that correctly timing portfolio allocations among asset classes has been a difficult strategy to implement successfully on a consistent basis. Although Mellon Capital has substantial experience in asset allocation, there can be no assurance that the adviser will consistently anticipate which asset class will perform best in the future.
     The Fund's investment results could suffer, for example, if only a small portion of the Fund's assets were allocated to stocks during a significant stock market advance, or if a major portion of its assets were allocated to stocks during a market decline. Similarly, the Fund's short-term investment results could also suffer if the Fund were substantially invested in bonds at a time when interest rates increased.

TURNOVER RATE
Although the Fund generally seeks to invest for the long term, it retains the right to sell securities regardless of how long the securities have been held. The Fund's average turnover rate for the past five years has been about 32%. (A turnover rate of 100% would occur, for example, if the Fund sold and replaced securities valued at 100% of its net assets within a one-year period.)

8
--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                                 TURNOVER RATE
Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as income subject to taxes. As of September 30, 1999, the average turnover rate for all asset allocation funds was approximately 95%, according to Morningstar, Inc.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  DERIVATIVES

 A  derivative  is a financial  contract  whose value is based on (or  "derived"
 from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Futures and options are derivatives that have been trading on regulated exchanges for more than two decades. These "traditional" derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. It is these characteristics that differentiate futures and options from the relatively new types of derivatives. If used for speculation or as leveraged investments, derivatives can carry considerable risks.
--------------------------------------------------------------------------------

OTHER INVESTMENT POLICIES AND RISKS
Besides investing in common stocks, bonds, and money market instruments, the Fund may make certain other kinds of investments to achieve its objective.
     The Fund may invest, to a limited extent, in foreign securities.
     The Fund may also invest in stock and bond futures and options contracts, which are traditional types of derivatives. Under normal circumstances, the market value of these contracts and options may represent up to 50% of the Fund's assets. (Under unusual circumstances, the Fund may hold futures equal in value to 100% of its net assets.)
     Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. This Fund will not use futures for speculative purposes. The Fund will keep separate cash reserves or short-term, cash-equivalent securities in the amount of the obligation underlying the futures contract.
     The reasons for which the Fund will invest in futures and options are:
o    To hedge dividend accruals.
o To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks or bonds.
o To reduce the Fund's transaction costs or add value when these instruments are favorably priced.
o To use as an investment tool when reallocating assets among stocks, bonds, and money market instruments. For example, the adviser may wish to reallocate 10% of the Fund's assets from stocks to bonds. To implement this change rapidly and with low transaction costs, the adviser may sell stock index futures and purchase bond index futures.

     The Fund may temporarily depart from its normal investment policies--for instance, by investing substantially in cash reserves--in response to extraordinary market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but otherwise fail to achieve its investment objective.

THE FUND AND VANGUARD

The Fund is a member of The Vanguard Group, a family of more than 35 investment companies with more than 100 funds holding assets worth more than $530 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.

     Vanguard  also  provides   marketing   services  to  the  funds.   Although
shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                     VANGUARD'S UNIQUE CORPORATE STRUCTURE

 The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. By contrast, Vanguard provides its services on an "at-cost" basis, and the funds' expense ratios reflect only these costs. No separate management company reaps profits or absorbs losses from operating the funds.
--------------------------------------------------------------------------------

INVESTMENT ADVISER

The Fund employs Mellon Capital Management Corporation, 595 Market St., Suite 3000, San Francisco, CA 94105, as its investment adviser. Mellon Capital is a wholly owned subsidiary of MBC Investment Corporation, which itself is a wholly owned subsidiary of Mellon Financial Corporation. Mellon Capital manages the Fund subject to the control of the Trustees and officers of the Fund.
     Mellon Capital's advisory fee is paid at the end of each fiscal quarter. This fee is based on certain annual percentage rates applied to the Fund's average month-end assets for each quarter. In addition, Mellon Capital's advisory fee is increased or decreased, based on the cumulative investment performance of the Fund over a trailing 36-month period as compared with the cumulative total return of the Asset Allocation Composite Index (65% S&P 500 Index; 35% Lehman Brothers Long U.S. Treasury Bond Index) over the same period.
     For the year ended September 30, 1999, the investment advisory fee paid to Mellon Capital represented an effective annual rate of 0.11% of the Fund's average net assets before a decrease of 0.02% based on performance.
     The Fund has authorized Mellon Capital to choose brokers or dealers to handle the purchase and sale of securities for the Fund, and to seek to obtain the best available price and most favorable execution from these brokers with respect to all transactions.
     In the interest of obtaining better execution of a transaction, Mellon Capital may choose brokers who charge higher commissions. If more than one broker can obtain the best

10

available price and most favorable execution of a transaction, then Mellon Capital is authorizedto choose a broker who, in addition to executing the transaction, will provide research services to Mellon Capital or the Fund. Also, the Fund may direct Mellon Capital to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Fund.
     The Board of Trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment adviser--either as a replacement for an existing adviser or as an additional adviser. Any significant change in the Fund's advisory arrangements will be communicated to shareholders in writing. In addition, as the Fund's sponsor and overall manager, The Vanguard Group may provide investment advisory services to the Fund, on an at-cost basis, at any time.

--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                              THE FUND'S ADVISER

Mellon Capital Management Corporation is an investment advisory firm founded in 1983. As of September 30, 1999, Mellon Capital managed more than $73 billion in assets. The managers responsible for overseeing the implementation of Mellon Capital's strategy for the Fund are:

WILLIAM L. FOUSE, CFA, Chairman Emeritus of Executive Committee for Mellon Capital; has worked in investment management since 1953; with Mellon Capital since its founding in 1983; B.A. and M.B.A., University of Kentucky. Mr. Fouse has managed the Fund since its inception in 1988.

THOMAS F. LOEB, Chairman, Chief Executive Officer of Mellon Capital; has worked in investment management since 1970; with Mellon Capital since its founding in 1983; B.A., Fairleigh Dickinson University; M.B.A., University of Pennsylvania. Mr. Loeb has managed the Fund since its inception in 1988.
--------------------------------------------------------------------------------

DIVIDENDS, CAPITAL GAINS, AND TAXES


FUND DISTRIBUTIONS
The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses), as well as any capital gains realized from the sale of its holdings. Income dividends generally are distributed in June and December; capital gains distributions generally occur in December. You can receive distributions of income dividends or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.

BASIC TAX POINTS
Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, taxable investors should be aware of the following basic tax points:
o Distributions are taxable to you whether or not you reinvest these amounts in additional Fund shares.
o Distributions declared in December--if paid to you by the end of January--are taxable as if received in December.
o Any dividends and short-term capital gains that you receive are taxable to you as ordinary income for federal income tax purposes.

o Any distributions of net long-term capital gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you've owned shares in the Fund.
o Capital gains distributions may vary considerably from year to year as a result of the Fund's normal investment activities and cash flows.
o A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.
o State and local income taxes may apply to any dividend or capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares.

GENERAL INFORMATION
BACKUP WITHHOLDING. By law, Vanguard must withhold 31% of any taxable distributions or redemptions from your account if you do not provide us with your correct taxpayer identification number and certify that it is correct.Similarly, Vanguard must withhold from your account if the IRS instructs us to do so.
FOREIGN INVESTORS. The Vanguard funds generally do not offer their shares for sale outside of the United States. Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds. INVALID ADDRESSES. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.
TAX CONSEQUENCES. This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax adviser for detailed information about a fund's tax consequences for you.

--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                                 DISTRIBUTIONS
As a shareholder, you are entitled to your share of the fund's income from interest and dividends, and gains from the sale of investments. You receive such earnings as either an income dividend or a capital gains distribution. Income dividends come from both the dividends that the fund earns from its holdings and the interest it receives from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term depending on whether the fund held the securities for one year or less, or more than one year.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                              "BUYING A DIVIDEND"
 Unless you are investing through a tax-deferred  retirement account (such as an
 IRA), it is not to your advantage to buy shares of a fund shortly before it makes a distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price would drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received--even if you reinvest it in more shares. To avoid "buying a dividend," check a fund's distribution schedule before you invest.
--------------------------------------------------------------------------------

12

SHARE PRICE

The Fund's share price, called its net asset value, or NAV, is calculated each business day after the close of trading on the New York Stock Exchange (the NAV is not calculated on holidays or other days when the Exchange is closed). Net asset value per share is computed by adding up the total value of the Fund's investments and other assets, subtracting any of its liabilities (debts), and then dividing by the number of Fund shares outstanding:

        NET ASSET VALUE =     TOTAL ASSETS - LIABILITIES
                           -------------------------------
                             NUMBER OF SHARES OUTSTANDING

 Knowing the daily net asset value is useful to you as a shareholder because it indicates the current value of your investment. The Fund's NAV, multiplied by the number of shares you own, gives you the dollar amount you would have received had you sold all of your shares back to the Fund that day.
 A NOTE ON PRICING: The Fund's investments will be priced at their market value when market quotations are readily available. When these quotations are not readily available, investments will be priced at their fair value, calculated according to procedures adopted by the Fund's Board of Trustees.
 The Fund's share price can be found daily in the mutual fund listings of most major newspapers under the heading "Vanguard Funds." Different newspapers use different abbreviations of the Fund's name, but the most common is ASSETA.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Fund's financial performance for the past five years, and certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost each year on an investment in the Fund (assuming reinvestment of all dividend and capital gains distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. You may have the annual report sent to you without charge by contacting Vanguard.

                                                                              13

------------------------------------------------------------------------------------------
                                                   VANGUARD ASSET ALLOCATION FUND
                                                       YEAR ENDED SEPTEMBER 30,
                                       ---------------------------------------------------
                                             1999       1998      1997      1996      1995
------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR           $22.90   $21.53    $18.27    $17.03    $13.78
------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
Net Investment Income                           .80      .79       .74       .69       .64
Net Realized and Unrealized Gain (Loss)on
 Investments                                   2.50     2.33      4.29      1.82      3.18
                                       ---------------------------------------------------
 Total from Investment Operations              3.30     3.12      5.03      2.51      3.82
                                       ---------------------------------------------------
DISTRIBUTIONS
Dividends from Net Investment Income          (.91)    (.74)     (.72)     (.66)     (.57)
Distributions from Realized Capital Gains    (1.18)   (1.01)    (1.05)     (.61)       --
                                       ---------------------------------------------------
 Total Distributions                         (2.09)   (1.75)    (1.77)    (1.27)     (.57)
------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                 $24.11   $22.90    $21.53    $18.27    $17.03
==========================================================================================

TOTAL RETURN                                 14.68%   15.24%    29.42%    15.27%    28.57%
==========================================================================================

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year (Millions)           $8,182   $5,637    $3,738    $2,341    $1,593
Ratio of Total Expenses to Average Net Assets 0.49%    0.49%     0.49%     0.47%     0.49%
Ratio of Net Investment Income to
 Average Net Assets                           3.49%    3.80%     3.96%     4.17%     4.41%
Turnover Rate                                   11%      60%       10%       47%       34%
==========================================================================================

--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                  HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

The Fund began fiscal 1999 with a net asset value (price) of $22.90 per share. During the year, the Fund earned $0.80 per share from investment income (interest and dividends) and $2.50 per share from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

Shareholders received $2.09 per share in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

The earnings ($3.30 per share) minus the distributions ($2.09 per share) resulted in a share price of $24.11 at the end of the year. This was an increase of $1.21 per share (from $22.90 at the beginning of the year to $24.11 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Fund was 14.68% for the year.

As of September 30, 1999, the Fund had $8.18 billion in net assets. For the year, its expense ratio was 0.49% ($4.90 per $1,000 of net assets); and its net investment income amounted to 3.49% of its average net assets. It sold and replaced securities valued at 11% of its net assets.
--------------------------------------------------------------------------------
"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc.

14
--------------------------------------------------------------------------------
 INVESTING WITH VANGUARD
 Are you looking for the most convenient way to open or add money to a Vanguard account? Obtain instant access to fund information? Establish an account for a minor child or for your retirement savings?
  Vanguard can help. Our goal is to make it easy and pleasant for you to do business with us.
  The following sections of the prospectus briefly explain the many services we offer. Booklets providing detailed information are available on the services marked with a [BOOK ICON]. Please call us to request copies.
--------------------------------------------------------------------------------

SERVICES AND ACCOUNT FEATURES

Vanguard offers many services that make it convenient to buy, sell, or exchange shares, or to obtain fund or account information.
--------------------------------------------------------------------------------
TELEPHONE REDEMPTIONS (SALES AND EXCHANGES)
Automatically set up for this Fund unless you notify us otherwise.
--------------------------------------------------------------------------------
VANGUARD(R) DIRECT DEPOSIT SERVICE [BOOK]
Automatic method for depositing your paycheck or U.S. government payment (including Social Security and government pension checks) into your account.
--------------------------------------------------------------------------------
VANGUARD(R) AUTOMATIC EXCHANGE SERVICE [BOOK]
Automatic method for moving a fixed amount of money from one Vanguard fund account to another.
--------------------------------------------------------------------------------
VANGUARD FUND EXPRESS(R)[BOOK]
Electronic method for buying or selling shares. You can transfer money between your Vanguard fund account and an account at your bank, savings and loan, or credit union on a systematic schedule or whenever you wish.
--------------------------------------------------------------------------------
VANGUARD DIVIDEND EXPRESS TM [BOOK]
Electronic method for transferring dividend and/or capital gains distributions directly from your Vanguard fund account to your bank, savings and loan, or credit union account.
--------------------------------------------------------------------------------
VANGUARD TELE-ACCOUNT(R) 1-800-662-6273 (ON-BOARD)[BOOK]
Toll-free 24-hour access to Vanguard fund and account information--as well as some transactions--by using any touch-tone phone. Tele-Account provides total return, share price, price change, and yield quotations for all Vanguard funds; gives your account balances and history (e.g., last transaction, latest dividend distribution); and allows you to sell or exchange shares to and from most Vanguard funds.
--------------------------------------------------------------------------------
ACCESS VANGUARD TM www.vanguard.com [COMPUTER GRAPHIC]
You can use your personal computer to perform certain transactions for most Vanguard funds by accessing our website. To establish this service, you must register through our website. We will then mail you an account access password that allows you to process the following financial and administrative transactions online:

o Open a new account.*

o Buy, sell, or exchange shares of most funds.
o Change your name/address.

                                                                              15
o Add / change fund options (including dividend options, Vanguard Fund Express, bank instructions, checkwriting, and Vanguard Automatic Exchange Service). (Some restrictions may apply.) Please call our Client Services Department for assistance.

*Only current Vanguard shareholders can open a new account online, by exchanging shares from other existing Vanguard accounts.
--------------------------------------------------------------------------------
INVESTOR INFORMATION DEPARTMENT: 1-800-662-7447(SHIP)
TEXT TELEPHONE: 1-800-952-3335
Call Vanguard for information on our funds, fund services, and retirement accounts, and to request literature.
--------------------------------------------------------------------------------
CLIENT SERVICES DEPARTMENT: 1-800-662-2739 (CREW) TEXT TELEPHONE: 1-800-749-7273 Call Vanguard for information on your account, account transactions, and account statements.
--------------------------------------------------------------------------------
SERVICES FOR CLIENTS OF VANGUARD'S INSTITUTIONAL DIVISION: 1-888-809-8102 Vanguard's Institutional Division offers a variety of specialized services for large institutional investors, including the ability to effect account transactions through private electronic networks and third-party recordkeepers.
--------------------------------------------------------------------------------

TYPES OF ACCOUNTS
Individuals and institutions can establish a variety of accounts with Vanguard.
--------------------------------------------------------------------------------
FOR ONE OR MORE PEOPLE
Open an account in the name of one (individual) or more (joint tenants) people.
--------------------------------------------------------------------------------
FOR HOLDING PERSONAL TRUST ASSETS [BOOK]
Invest assets held in an existing personal trust.
--------------------------------------------------------------------------------
FOR INDIVIDUAL RETIREMENT ACCOUNTS [BOOK]
Open a traditional IRA account or a Roth IRA account. Eligibility and other requirements are established by federal law and Vanguard custodial account agreements. For more information, please call 1-800-662-7447 (SHIP).
--------------------------------------------------------------------------------
FOR AN ORGANIZATION [BOOK]
Open an account as a corporation, partnership, endowment, foundation, or other entity.
--------------------------------------------------------------------------------
FOR THIRD-PARTY TRUSTEE RETIREMENT INVESTMENTS
Open an account as a retirement trust or plan based on an existing corporate or institutional plan. These accounts are established by the trustee of the existing plan.
--------------------------------------------------------------------------------
VANGUARD PROTOTYPE PLANS
Open a variety of retirement accounts using Vanguard prototype plans for individuals, sole proprietorships, and small businesses. For more information, please call 1-800-662-2003.
--------------------------------------------------------------------------------
A NOTE ON INVESTING WITH VANGUARD THROUGH OTHER FIRMS
You may purchase or sell Fund shares through a financial intermediary such as a bank, broker, or investment adviser. If you invest with Vanguard through an intermediary, please read that firm's program materials carefully to learn of any special rules that may apply. For example, special terms may apply to additional service features, fees, or other policies. Consult your intermediary to determine when your order will be priced.
--------------------------------------------------------------------------------

16

BUYING SHARES
You buy your shares at the Fund's next-determined net asset value after Vanguard receives your request. As long as your request is received before the close of trading on the New York Stock Exchange, generally 4 p.m. Eastern time, you will buy your shares at that day's net asset value.
--------------------------------------------------------------------------------
MINIMUM INVESTMENT TO . . .
open a new account
$3,000 (regular account); $1,000 (traditional IRAs and Roth IRAs).

add to an existing account
$100 by mail or exchange; $1,000 by wire.
--------------------------------------------------------------------------------
A NOTE ON LOW BALANCES
The Fund reserves the right to close any nonretirement fund account whose balance falls below the minimum initial investment. The Fund will deduct a $10 annual fee in June if your nonretirement account balance at that time is below $2,500. The low balance fee is waived for investors who have aggregate Vanguard account assets of $50,000 or more.
--------------------------------------------------------------------------------
BY MAIL TO . . .[ENVELOPE ICON]
open a new account
Complete and sign the account registration form and enclose your check.

add to an existing account
Mail your check with an Invest-By-Mail form detached from your confirmation statement to the address listed on the form. Please do not alter Invest-By-Mail forms, since they are fund- and account-specific.

Make your check payable to: The Vanguard Group-78
All purchases must be made in U.S. dollars, and checks must be drawn on U.S. banks.

First-class mail to:            Express or Registered mail to:
The Vanguard Group              The Vanguard Group
P.O. Box 1110                   455 Devon Park Drive
Valley Forge, PA 19482-2600     Wayne, PA 19087-1815

For clients of Vanguard's Institutional Division . . .

First-class mail to:            Express or Registered mail to:
The Vanguard Group              The Vanguard Group
P.O. Box 2900                   455 Devon Park Drive
Valley Forge, PA 19482-2900     Wayne, PA 19087-1815
--------------------------------------------------------------------------------
IMPORTANT NOTE: To prevent check fraud, Vanguard will not accept checks made payable to third parties.
--------------------------------------------------------------------------------
BY TELEPHONE TO . . .[TELEPHONE ICON]
open a new account
Call Vanguard Tele-Account* 24 hours a day--or Client Services during business hours--to exchange from another Vanguard fund account with the same registration (name, address, taxpayer identification number, and account type).

                                                                              17
add to an existing account
Call Vanguard Tele-Account* 24 hours a day--or Client Services during business hours--to exchange from another Vanguard fund account with the same registration (name, address, taxpayer identification number, and account type). (Note that some restrictions apply to index fund accounts.) Use Vanguard Fund Express (see Services and Account Features) to transfer assets from your bank account. Call Client Services before your first use to verify that this option is available.

Vanguard Tele-Account           Client Services
1-800-662-6273                  1-800-662-2739

*You must obtain a Personal  Identification Number through Tele-Account at least seven days before you request your first exchange.
--------------------------------------------------------------------------------
IMPORTANT NOTE: Once you have initiated a telephone transaction and a confirmation number has been assigned, the transaction cannot be revoked. We reserve the right to refuse any purchase request.
--------------------------------------------------------------------------------
BY WIRE TO OPEN A NEW ACCOUNT OR ADD TO AN EXISTING ACCOUNT [WIRE ICON]
Call Client Services to arrange your wire transaction. Wire transactions to retirement accounts are only available for asset transfers and rollovers from other financial institutions. Individual IRA contributions will not be accepted by wire.

Wire to:
FRB ABA 021001088
HSBC Bank USA

For credit to:
Account: 000112046
Vanguard Incoming Wire Account

In favor of:
Vanguard Asset Allocation Fund-78
[Account number, or temporary number for a new account]
[Registered account owner(s)]
[Registered address]
--------------------------------------------------------------------------------
You can redeem (that is, sell or exchange) shares purchased by check or Vanguard Fund Express at any time. However, while your redemption request will be processed at the next-determined net asset value after it is received, your redemption proceeds will not be available until payment for your purchase is collected, which may take up to ten calendar days.
--------------------------------------------------------------------------------
A NOTE ON LARGE PURCHASES

It is important that you call Vanguard before you invest a large dollar amount. It is our responsibility to consider the interests of all Fund shareholders and so we reserve the right to refuse any purchase that may disrupt the Fund's operation or performance.
--------------------------------------------------------------------------------

18

REDEEMING SHARES
This section describes how you can redeem--that is, sell or exchange--the Fund's shares.

When Selling Shares:
o    Vanguard sends the redemption proceeds to you or a designated third party.*
o    You can sell all or part of your Fund shares at any time.

*    May require a  signature  guarantee;  see  footnote on page 20.


When Exchanging Shares:
o The redemption proceeds are used to purchase shares of a different Vanguard fund.
o    You must meet the receiving fund's minimum investment requirements.
o Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of an exchange, or reject an exchange at any time, without notice.
o In order to exchange into an account with a different registration (including a different name, address, or taxpayer identification number), you must include the guaranteed signatures of all current account owners on your written instructions.

In both cases, your transaction will be based on the Fund's next-determined share price, subject to any special rules discussed in this prospectus.

--------------------------------------------------------------------------------
NOTE: Once a redemption is initiated and a confirmation number given, the transaction CANNOT be canceled.
--------------------------------------------------------------------------------
HOW TO REQUEST A REDEMPTION
You can request a redemption from your Fund account in any one of three ways: online, by telephone, or by mail.
     The Vanguard funds whose shares you cannot exchange online or by telephone are VANGUARD U.S. STOCK INDEX FUNDS, VANGUARD BALANCED INDEX FUND, VANGUARD INTERNATIONAL STOCK INDEX FUNDS, VANGUARD REIT INDEX FUND, and VANGUARD GROWTH AND INCOME FUND. These funds do, however, permit online and telephone exchanges within IRAs and other retirement accounts. If you sell shares of these funds online, you will receive a redemption check at your address of record.
--------------------------------------------------------------------------------
ONLINE REQUESTS [COMPUTER ICON]
ACCESS VANGUARD at www.vanguard.com
You can use your personal computer to sell or exchange shares of most Vanguard funds by accessing our website. To establish this service, you must register through our website. We will then mail you an account access password that will enable you to sell or exchange shares online (as well as perform other transactions).
--------------------------------------------------------------------------------
TELEPHONE REQUESTS [TELEPHONE ICON]
All Account Types Except Retirement:
Call Vanguard Tele-Account 24 hours a day--or Client Services during business hours--to sell or exchange shares. You can exchange shares from this Fund to open an account in another Vanguard fund or to add to an existing Vanguard fund account with an identical registration.

Retirement Accounts:
You can  exchange--but  not  sell--shares  by  calling  Tele-Account  or  Client
Services.

Vanguard Tele-Account           Client Services
1-800-662-6273                  1-800-662-2739
--------------------------------------------------------------------------------
SPECIAL INFORMATION: We will automatically establish the telephone redemption option for your account, unless you instruct us otherwise in writing. While telephone redemption is easy and convenient, this account feature involves a risk of loss from unauthorized or fraudulent transactions. Vanguard will take reasonable precautions to protect your account from fraud. You should do the same by keeping your account information private and immediately reviewing any account statements that we send to you. Make sure to contact Vanguard immediately about any transaction you believe to be unauthorized.
--------------------------------------------------------------------------------
We reserve the right to refuse a telephone redemption if the caller is unable to provide:
o    The ten-digit account number.
o    The name and address EXACTLY as registered on the account.
o The primary Social Security or employer identification number as registered on the account.
o    The  Personal   Identification   Number,   if  applicable   (for  instance,
     Tele-Account).
     Please note that Vanguard will not be responsible for any account losses due to telephone fraud, so long as we have taken reasonable steps to verify the caller's identity. If you wish to remove the telephone redemption feature from your account, please notify us in writing.
--------------------------------------------------------------------------------
A NOTE ON UNUSUAL CIRCUMSTANCES
Vanguard reserves the right to revise or terminate the telephone redemption privilege at any time, without notice. In addition, Vanguard can stop selling shares or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the U.S. Securities and Exchange Commission. If you experience difficulty making a telephone redemption during periods of drastic economic or market change, you can send us your request by regular or express mail. Follow the instructions on selling or exchanging shares by mail in this section.
--------------------------------------------------------------------------------
MAIL REQUESTS [ENVELOPE ICON]
All Account Types Except Retirement:
Send a letter of instruction signed by all registered account holders. Include the fund name and account number and (if you are selling) a dollar amount or number of shares OR (if you are exchanging) the name of the fund you want to exchange into and a dollar amount or number of shares. To exchange into an account with a different registration (including a different name, address, taxpayer identification number, or account type), you must provide Vanguard with written instructions that include the guaranteed signatures of all current owners of the fund from which you wish to redeem.

Vanguard Retirement Accounts:
For information on how to request distributions from:
o    Traditional IRAs and Roth IRAs--call Client Services.
o SEP-IRAs, SIMPLE IRAs, 403(b)(7) custodial accounts, and Profit-Sharing and Money Purchase Pension (Keogh) Plans--call Individual Retirement Plans at 1-800-662-2003.

Depending on your account registration type, additional documentation may be required.

First-class mail to:            Express or Registered mail to:
The Vanguard Group              The Vanguard Group
P.O. Box 1110                   455 Devon Park Drive
Valley Forge, PA 19482-1110     Wayne, PA 19087-1815

20
For clients of Vanguard's Institutional Division . . .

First-class mail to:            Express or Registered mail to:
The Vanguard Group              The Vanguard Group
P.O. Box 2900                   455 Devon Park Drive
Valley Forge, PA 19482-2900     Wayne, PA 19087-1815
--------------------------------------------------------------------------------
A NOTE ON LARGE REDEMPTIONS
It is important that you call Vanguard before you redeem a large dollar amount. It is our responsibility to consider the interests of all fund shareholders, and so we reserve the right to delay delivery of your redemption proceeds--up to seven days--if the amount may disrupt the Fund's operation or performance.
     If you redeem more than $250,000 worth of Fund shares within any 90-day period, the Fund reserves the right to pay part or all of the redemption proceeds above $250,000 in-kind, i.e., in securities, rather than in cash. If payment is made in-kind, you may incur brokerage commissions if you elect to sell the securities for cash.
--------------------------------------------------------------------------------
OPTIONS FOR REDEMPTION PROCEEDS
You may receive your redemption proceeds in one of three ways: check,exchange to another Vanguard fund, or Fund Express Redemption.
--------------------------------------------------------------------------------
CHECK REDEMPTIONS
Normally,  Vanguard  will  mail  your  check  within  two  business  days  of  a redemption.
--------------------------------------------------------------------------------
EXCHANGE REDEMPTIONS
As described above, an exchange involves using the proceeds of your redemption to purchase shares of another Vanguard fund.
--------------------------------------------------------------------------------
FUND EXPRESS REDEMPTIONS
Vanguard will electronically transfer funds to your pre-linked checking or savings account.
--------------------------------------------------------------------------------

FOR OUR MUTUAL PROTECTION
For your best interests and ours, Vanguard applies these additional requirements to redemptions:

REQUEST IN "GOOD ORDER"
All redemption requests must be received by Vanguard in "good order." This means that your request must include:
 o The Fund name and account number.
 o The amount of the transaction (in dollars or shares).
 o Signatures of all owners exactly as registered on the account (for mail requests).
 o Signature guarantees (if  required).*
 o Any supporting legal documentation that may be required.
 o Any outstanding certificates representing shares to be redeemed.

*For instance, a signature guarantee must be provided by all registered account shareholders when redemption proceeds are to be sent to a different person or address. A signature guarantee can be obtained from most commercial and savings banks,credit unions, trust companies, or member firms of a U.S. stock exchange.

TRANSACTIONS ARE PROCESSED AT THE NEXT-DETERMINED SHARE PRICE AFTER VANGUARD HAS RECEIVED ALL REQUIRED INFORMATION.

--------------------------------------------------------------------------------
LIMITS ON ACCOUNT ACTIVITY
Because excessive account transactions can disrupt management of the Fund and increase the Fund's costs for all shareholders, Vanguard limits account activity as follows:
o You may make no more than TWO SUBSTANTIVE "ROUND TRIPS" THROUGH THE FUND during any 12-month period.
o    Your round trips through the Fund must be at least 30 days apart.
o    The Fund may refuse a share purchase at any time, for any reason.
o Vanguard may revoke an investor's telephone exchange privilege at any time, for any reason.

A "round trip" is a redemption from the Fund followed by a purchase back into the Fund. Also, a "round trip" covers transactions accomplished by any combination of methods, including transactions conducted by check, wire, or exchange to from another Vanguard fund. "Substantive" means a dollar amount that Vanguard determines, in its sole discretion, could adversely affect the management of the Fund.
--------------------------------------------------------------------------------
RETURN YOUR SHARE CERTIFICATES
Any portion of your account represented by share certificates cannot be redeemed until you return the certificates to Vanguard. Certificates must be returned (unsigned), along with a letter requesting the sale or exchange you wish to process, via certified mail to:

The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-1815
--------------------------------------------------------------------------------
ALL TRADES ARE FINAL
Vanguard will not cancel any transaction request (including any purchase or redemption) that we believe to be authentic once the request has been initiated and a confirmation number assigned.
--------------------------------------------------------------------------------
UNCASHED CHECKS
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.
--------------------------------------------------------------------------------

TRANSFERRING REGISTRATION
You can transfer the registration of your Fund shares to another owner by completing a transfer form and sending it to Vanguard.

First-class mail to:            Express or Registered mail to:
The Vanguard Group              The Vanguard Group
P.O. Box 1110                   455 Devon Park Drive
Valley Forge, PA 19482-1110     Wayne, PA 19087-1815

For clients of Vanguard's Institutional Division . . .

First-class mail to:            Express or Registered mail to:
The Vanguard Group              The Vanguard Group
P.O. Box 2900                   455 Devon Park Drive
Valley Forge, PA 19482-2900     Wayne, PA 19087-1815
--------------------------------------------------------------------------------

22

FUND AND ACCOUNT UPDATES

STATEMENTS AND REPORTS
We will send you account and tax statements to help you keep track of your Fund account throughout the year as well as when you are preparing your income tax returns.
     In addition, you will receive financial reports about the Fund twice a year. These comprehensive reports include an assessment of the Fund's performance (and a comparison to its industry benchmark), an overview of the financial markets, a report from the advisers, and the Fund's financial statements which include a listing of the Fund's holdings.
     To keep the Fund's costs as low as possible (so that you and other shareholders can keep more of the Fund's investment earnings), Vanguard attempts to eliminate duplicate mailings to the same address. When two or more Fund shareholders have the same last name and address, we send just one Fund report to that address--instead of mailing separate reports to each shareholder. If you want us to send separate reports, notify our Client Services Department at 1-800-662-2739.
--------------------------------------------------------------------------------
CONFIRMATION STATEMENT
Sent each time you buy, sell, or exchange shares; confirms the trade date and the amount of your transaction.
--------------------------------------------------------------------------------
PORTFOLIO SUMMARY [BOOK]
Mailed quarterly for most accounts; shows the market value of your account at the close of the statement period, as well as distributions, purchases, sales, and exchanges for the current calendar year.
--------------------------------------------------------------------------------
FUND FINANCIAL REPORTS
Mailed in December and June for this Fund.
--------------------------------------------------------------------------------
TAX STATEMENTS
Generally mailed in January; report previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs or other retirement accounts.
--------------------------------------------------------------------------------
AVERAGE COST REVIEW STATEMENT [BOOK]
Issued quarterly for most taxable accounts (accompanies your Portfolio Summary); shows the average cost of shares that you redeemed during the calendar year, using only the average cost single category method.
--------------------------------------------------------------------------------

                     (THIS PAGE INTENTIONALLY LEFT BLANK.)

                     (THIS PAGE INTENTIONALLY LEFT BLANK.)

GLOSSARY OF INVESTMENT TERMS

ACTIVE MANAGEMENT
An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

BOND
A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and to make regular interest payments until that date.

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that the fund has sold at a profit, minus any realized losses.

CASH RESERVES
Cash deposits, short-term bank deposits, and money market instruments which include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

DIVIDEND INCOME
Payment to shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees.

FUND DIVERSIFICATION
Holding a variety of securities so that a fund's return is not badly hurt by the poor performance of a single security, industry, or country.

INDEX
An unmanaged group of securities whose overall performance is used as a standard to measure investment performance.

INVESTMENT ADVISER
An  organization  that  makes  the  day-to-day   decisions  regarding  a  fund's
investments.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is called its share value or share price.

PASSIVE MANAGEMENT
A low-cost investment strategy in which a mutual fund attempts to match--rather than outperform--a particular stock or bond market index. Also known as indexing.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, with the ending net asset value adjusted to account for the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations between its high and low prices.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[SHIP LOGO]
[THE VANGUARD GROUP (R) LOGO]
Post Office Box 2600
Valley Forge, PA 19482-2600

FOR MORE INFORMATION
If you'd like more information about Vanguard Asset Allocation Fund, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS
Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In these reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the most recent fiscal year.

STATEMENT  OF  ADDITIONAL  INFORMATION  (SAI)
The SAI  provides  more  detailed information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please contact us as follows:

THE VANGUARD GROUP
INVESTOR INFORMATION DEPARTMENT
P.O. BOX 2600
VALLEY FORGE, PA 19482-2600

TELEPHONE:
1-800-662-7447 (SHIP)

TEXT TELEPHONE:
1-800-952-3335

WORLD WIDE WEB:
WWW.VANGUARD.COM

If you are a current Fund shareholder and would like information about your account, account transactions, and/or account statements, please call:

CLIENT SERVICES DEPARTMENT
TELEPHONE:
1-800-662-2739 (CREW)


TEXT TELEPHONE:
1-800-749-7273


INFORMATION  PROVIDED BY THE  SECURITIES AND EXCHANGE  COMMISSION  (SEC)

You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-800-SEC-0330. Reports and other information about the Fund are also available on the SEC's website (www.sec.gov), or you can receive copies of this information, for a fee, by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-6009.

Fund's Investment Company Act file number: 811-5628

(C) 2000 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation,
Distributor.

P078N-01/21/2000

VANGUARD(R)
ASSET ALLOCATION
FUND

Participant Prospectus
January 21, 2000

This prospectus contains financial data for the Fund through the fiscal year ended September 30, 1999.

[SHIP GRAPHIC]
[A MEMBER OF THE VANGUARD GROUP(R) LOGO]

VANGUARD ASSET ALLOCATION FUND
Participant Prospectus
January 21, 2000

An Asset Allocation Mutual Fund

--------------------------------------------------------------------------------
   CONTENTS
--------------------------------------------------------------------------------
 1 FUND PROFILE                        10 DIVIDENDS, CAPITAL GAINS, AND TAXES

 3 ADDITIONAL INFORMATION              11 SHARE PRICE

 3 A WORD ABOUT RISK                   12 FINANCIAL HIGHLIGHTS

 3 WHO SHOULD INVEST                   14 INVESTING WITH VANGUARD

 4 PRIMARY INVESTMENT STRATEGIES       15 ACCESSING FUND INFORMATION BY COMPUTER

 9 THE FUND AND VANGUARD               GLOSSARY (inside back cover)

 9 INVESTMENT ADVISER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 WHY READING THIS PROSPECTUS IS IMPORTANT
 This prospectus explains the objective, risks, and strategies of Vanguard Asset Allocation Fund. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk (R) " explanations along the way. Reading the prospectus will help you to decide whether the Fund is the right investment for you. We suggest that you keep it for future reference.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 IMPORTANT NOTE
 This prospectus is intended for participants in employer-sponsored retirement or savings plans. Another version -- for investors who would like to open a personal investment account --can be obtained by calling Vanguard at 1-800-662-7447.
-------------------------------------------------------------------------------
NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND PROFILE

The following profile summarizes key features of Vanguard Asset Allocation Fund.

INVESTMENT OBJECTIVE
The Fund seeks to provide maximum long-term total return (capital change plus income) while incurring less stock market risk than a fund made up entirely of stocks.

INVESTMENT STRATEGIES
The Fund invests in common stocks, bonds, and money market instruments in proportions consistent with their expected returns and risks, as evaluated by the Fund's adviser. These proportions are changed from time to time as market expectations shift. The Fund is permitted to be 100% invested in any one of the three asset classes.

PRIMARY RISKS
THE FUND'S TOTAL RETURN, LIKE STOCK AND BOND PRICES GENERALLY, WILL FLUCTUATE WITHIN A WIDE RANGE, SO AN INVESTOR COULD LOSE MONEY OVER SHORT OR EVEN LONG PERIODS. The Fund is also subject to:
o Interest rate risk, which is the chance that bond prices overall will decline over short or even long periods due to rising interest rates.
o Manager risk, which is the chance that poor security selection will cause the Fund to underperform other funds with similar investment objectives.

PERFORMANCE/RISK INFORMATION
The bar chart and table below provide an indication of the risk of investing in the Fund. The bar chart shows the Fund's performance in each calendar year over a ten-year period. The table shows how the Fund's average annual total returns for one, five, and ten calendar years compare with those of a broad-based market index and a composite index. Keep in mind that the Fund's past performance does not indicate how it will perform in the future.


              ----------------------------------------------------
                              ANNUAL TOTAL RETURNS
              ----------------------------------------------------
                                 [BAR CHART]
                    1990  0.89%         1995 35.46%
                    1991 25.59%         1996 15.73%
                    1992  7.51%         1997 27.32%
                    1993 13.49%         1998 25.40%
                    1994 -2.32%         1999  5.21%
              ----------------------------------------------------
     During the period shown in the bar chart, the highest return for a calendar quarter was 14.31% (quarter ended December 31, 1998) and the lowest return for a quarter was -8.31% (quarter ended March 31, 1990).

2
--------------------------------------------------------------------------------
          AVERAGE ANNUAL TOTAL RETURNS FOR YEARS ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------
                                      1 YEAR          5 YEARS        10 YEARS
--------------------------------------------------------------------------------
Vanguard Asset Allocation Fund          5.21%         21.37%            14.80%
S&P 500 Index                          21.04          28.56             18.21
Composite Index*                        9.90          21.70             14.95
--------------------------------------------------------------------------------
*Weighted 65% in the S&P 500 Index, 35% in the Lehman Brothers Long U.S.Treasury
 Bond Index.
--------------------------------------------------------------------------------

FEES AND EXPENSES
The following table describes the fees and expenses you would pay if you buy and hold shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based upon those incurred in the fiscal year ended September 30, 1999.

      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                          None
      Sales Charge (Load) Imposed on Reinvested Dividends:               None
      Redemption Fee:                                                    None
      Exchange Fee:                                                      None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                               0.47%
      12b-1 Distribution Fee:                                            None
      Other Expenses:                                                    0.02%
       TOTAL ANNUAL FUND OPERATING EXPENSE S:                            0.49%


 The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund. This example assumes that the Fund provides a return of 5% a year, and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of each period.

               -------------------------------------------------
                 1 YEAR      3 YEARS      5 YEARS      10 YEARS
               -------------------------------------------------
                   $50         $157         $274          $616
               -------------------------------------------------


  THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.
--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                                 FUND EXPENSES
All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard Asset Allocation Fund's expense ratio in fiscal year 1999 was 0.49%, or $4.90 per $1,000 of average net assets. The average flexible mutual fund had expenses in 1998 of 1.41%, or $14.10 per $1,000 of average net assets (derived from data provided by Lipper Inc., which reports on the mutual fund industry).
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                            THE COSTS OF INVESTING
 Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs associated with the fund's buying and selling of securities. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS                           NEWSPAPER ABBREVIATION
Dividends are distributed in June and December;       AssetA
capital gains, if any, are distributed in December
                                                      VANGUARD FUND NUMBER
INVESTMENT ADVISER                                    078
Mellon Capital Management Corporation, San
Francisco, Calif., since inception                    CUSIP NUMBER
                                                      922020102
INCEPTION DATE
November 3, 1988                                      TICKER SYMBOL
                                                      VAAPX
NET ASSETS AS OF SEPTEMBER 30, 1999
$8.18 billion
--------------------------------------------------------------------------------

================================================================================
A WORD ABOUT RISK

This prospectus describes risks you would face as an investor in Vanguard Asset Allocation Fund. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in Vanguard Asset Allocation Fund, you should also take into account your personal tolerance for the daily fluctuations of the stock market.
     Look for this [FLAG ICON] symbol throughout the prospectus. It is used to mark detailed information about each type of risk that you would confront as a shareholder of the Fund.
================================================================================

WHO SHOULD INVEST
The Fund may be a suitable investment for you if:
o You wish to invest in a fund that actively manages a mix of U.S. common stocks, bonds, and money market instruments.
o    You are seeking growth of capital over the long term--at least five years.
o    You are not looking for current income.

 THE VANGUARD FUNDS DO NOT PERMIT MARKET-TIMING. DO NOT INVEST IN THIS FUND IF YOU ARE A MARKET-TIMER.

4
--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                            COSTS AND MARKET-TIMING
 Some investors try to profit from market-timing--switching money into investments when they expect prices to rise, and taking money out when they expect the market to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. Therefore, the Fund discourages short-term trading by, among other things, limiting the number of exchanges it permits.
--------------------------------------------------------------------------------

     The Fund has adopted the following policies, among others, to discourage short-term trading:
o The Fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--that it regards as disruptive to the efficient management of the Fund. A purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor.
o There is a limit on the number of times you can exchange into and out of the Fund (see "Redeeming Shares" in the INVESTING WITH VANGUARD section).
o    The Fund reserves the right to stop offering shares at any time.

PRIMARY INVESTMENT STRATEGIES
This section explains the strategies that the investment adviser uses in pursuit of the Fund's objective, long-term growth of capital and income. It also explains how the adviser implements these strategies. In addition, this section discusses several important risks--market risk, interest rate risk, and manager risk--faced by investors in the Fund. The Fund's Board of Trustees oversees the management of the Fund, and may change the investment strategies in the interest of shareholders. Note that the investment objective of the Fund is not fundamental, and may be changed without a shareholder vote.


MARKET EXPOSURE
The adviser, Mellon Capital Management Corporation, allocates the Fund's assets among stocks, bonds, and money market instruments in proportions that depend on projected returns and risks for each asset class.

STOCKS
A portion of the Fund's assets is typically invested in common stocks.

[FLAG] THE FUND IS SUBJECT TO STOCK MARKET RISK,  WHICH IS THE POSSIBILITY  THAT
     STOCK PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN LONG PERIODS. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.

 The Fund will typically hold a diversified combination of common stocks intended to parallel the performance of the S&P 500 Index, which is dominated by large-capitalization stocks. The stocks are evaluated using a "dividend discount" model. This model provides an estimate of the total return of the S&P 500 Index, based upon the expected earnings of each of the companies in the index.

     To illustrate the volatility of stock prices, the following table shows the best, worst, and average total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, that the gap between best and worst tends to narrow over the long term.

--------------------------------------------------------------------------------
                      U.S. STOCK MARKET RETURNS (1926-1999)
--------------------------------------------------------------------------------
                         1 YEAR         5 YEARS        10 YEARS       20 YEARS
--------------------------------------------------------------------------------
Best                      54.2%           24.1%          19.9%          17.7%
Worst                    -43.1           -12.4           -0.8            3.1
Average                   13.1            10.7           11.0           11.0
--------------------------------------------------------------------------------
     The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 1998. You can see, for example, that while the average return on stocks for all of the 5-year periods was 10.7%, returns for individual 5-year periods ranged from a -12.4% average (from 1928 through 1932) to 24.1% (from 1994 through 1998). These average returns reflect past performance on common stocks; you should not regard them as an indication of future returns from either the stock market as a whole or this Fund in particular.


BONDS
A portion of the Fund's assets is typically invested in bonds.

[FLAG] THE FUND IS SUBJECT TO INTEREST RATE RISK,  WHICH IS THE POSSIBILITY THAT
     BOND PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN LONG PERIODS DUE TO RISING INTEREST RATES.

 Although bonds are often thought to be less risky than stocks, there have been periods when bond prices have fallen significantly due to rising interest rates. For instance, prices of long-term bonds fell by almost 48% between December 1976 and September 1981.

--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                           BONDS AND INTEREST RATES
As a rule, when interest rates rise, bond prices fall. The opposite is also true: Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 5% yield. A year later, interest rates are on the rise and bonds are offered with a 6% yield. With higher-yielding bonds available, you would have trouble selling your 5% bond for the price you paid--causing you to lower your asking price. On the other hand, if interest rates were falling and 4% bonds were being offered, you should be able to sell your 5% bond for more than you paid.
--------------------------------------------------------------------------------
     To illustrate the relationship between bond prices and interest rates, the following table shows the effect of a 1% and a 2% change (both up and down) in interest rates on three bonds of different maturities, each with a face value of $1,000.

6

------------------------------------------------------------------------------------------------------------
                             HOW INTEREST RATE CHANGES AFFECT BONDS*
------------------------------------------------------------------------------------------------------------
                              VALUE OF A $1,000   VALUE OF A $1,000   VALUE OF A $1,000    VALUE OF A $1,000
                              BOND AFTER A 2%     BOND AFTER A 2%     BOND AFTER A 1%      BOND AFTER A 1%
                                 INCREASE            DECREASE            INCREASE             DECREASE
TYPE OF BOND (MATURITY)       IN INTEREST RATES   IN INTEREST RATES   IN INTEREST RATES    IN INTEREST RATES
------------------------------------------------------------------------------------------------------------
Short-Term (2.5 years)              $978              $1,023               $956                $1,046
Intermediate-Term (10 years)         932               1,074                870                 1,156
Long-Term (20 years)                 901               1,116                816                 1,251
------------------------------------------------------------------------------------------------------------
*Assuming a 7% yield.
------------------------------------------------------------------------------------------------------------


     The Fund will typically invest its allocation to bonds in a pool of long-term U.S. Treasury bonds, which mature in 10 to 30 years. It may also hold other "full faith and credit" obligations of the U.S. government.

     The U.S. government guarantees the timely payment of interest and principal for its Treasury bonds, but does not guarantee its bonds' prices. In other words, while Treasury bonds enjoy the highest credit ratings, their prices--like the prices of other bonds in the Fund--will fluctuate with changes in interest rates.
     The adviser evaluates bonds' attractiveness based upon their current yield-to-maturity, which is an estimate of total return that considers a bond's purchase price, redemption value, time to maturity, yield, and time between interest payments.

--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                                TYPES OF BONDS
Bonds are issued (sold) by many sources: Corporations issue corporate bonds; the federal government issues U.S. Treasury bonds; agencies of the federal government issue agency bonds; and mortgage holders issue "mortgage-backed" bonds, such as those of the Government National Mortgage Association (GNMA). Each issuer is responsible for paying back the bond's initial value as well as making periodic interest payments.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                BOND MATURITIES
 A bond is issued with a specific maturity date--the date when the bond issuer, or seller, must pay back the bond's initial value (known as its "face value"). Bond maturities generally range from less than one year (short-term) to 30 years (long-term). The longer a bond's maturity, the more risk you, as a bond investor, face as interest rates rise--but also the more interest you could receive. Long-term bonds are more suitable for investors willing to take greater risks in hope of higher yields; short-term bond investors should be willing to accept lower yields in return for less fluctuation in the value of their investment.
--------------------------------------------------------------------------------

SECURITY SELECTION
Mellon Capital Management Corporation (Mellon Capital), adviser to the Fund, makes no effort to choose among individual stocks or bonds to identify attractive securities. Rather, the adviser tries to determine the mix of stocks, bonds, and money market instruments that offers the best combination of potential return and risk. The aim is to maximize the long-term total return of the Fund while incurring less stock market risk than a portfolio made up entirely of stocks. At any given time, Mellon Capital may allocate all, a portion, ornone of the Fund's assets to large-capitalization U.S. stocks, long-term U.S. Treasury bonds, or cash reserves.
     For the Fund's common stock allocation, the adviser uses a diversified portfolio of stocks selected to parallel the performance of the S&P 500 Index or S&P 500 stock index futures. For the Fund's bond allocation, the adviser uses long-term (10- to 30-year maturities) U.S. Treasury bonds and/or U.S. Treasury Bond futures and/or U.S. Treasury Note futures. For the Fund's cash reserves allocation, the adviser can use a variety of money market instruments, including U.S. Treasury bills, government agency securities, high-quality commercial paper, and certificates of deposit.
     Mellon Capital uses a computer model to estimate return and risk and to recommend shifts in allocations. The adviser implements these shifts in a disciplined manner. The adviser believes that, within the fluctuations of the financial markets, there are occasional brief periods in which the market values of the asset classes do not reflect their true value. The Fund attempts to capitalize on these perceived imbalances by changing the mix of the Fund's holdings in the three asset classes. There are no limitations on the amount of the Fund's assets that may be allocated to stocks, bonds, or money market instruments; it can be 100% invested in any of the three asset classes.
     The Fund is generally managed without regard to tax ramifications.

[FLAG] THE FUND IS SUBJECT TO MANAGER RISK,  WHICH IS THE  POSSIBILITY  THAT THE
     ADVISER MAY DO A POOR JOB ALLOCATING THE FUND'S NET ASSETS AMONG STOCKS, BONDS, AND MONEY MARKET INSTRUMENTS.

     Since the Fund's asset allocation changes according to the adviser's timely projection of risk and return, the Fund may exhibit higher volatility than balanced funds with static allocations.
     Historical evidence indicates that correctly timing portfolio allocations among asset classes has been a difficult strategy to implement successfully on a consistent basis. Although Mellon Capital has substantial experience in asset allocation, there can be no assurance that the adviser will consistently anticipate which asset class will perform best in the future.
     The Fund's investment results could suffer, for example, if only a small portion of the Fund's assets were allocated to stocks during a significant stock market advance, or if a major portion of its assets were allocated to stocks during a market decline. Similarly, the Fund's short-term investment results could also suffer if the Fund were substantially invested in bonds at a time when interest rates increased.


TURNOVER RATE
Although the Fund generally seeks to invest for the long term, it retains the right to sell securities regardless of how long the securities have been held. The Fund's average turnover rate for the past five years has been about 32%. (A turnover rate of 100% would occur, for example, if the Fund sold and replaced securities valued at 100% of its net assets within a one-year period.)

8
--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                                 TURNOVER RATE

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as income subject to taxes. As of September 30, 1999, the average turnover rate for all asset allocation funds was approximately 95%, according to Morningstar, Inc.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  DERIVATIVES
 A  derivative  is a financial  contract  whose value is based on (or  "derived"
 from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Futures and options are derivatives that have been trading on regulated exchanges for more than two decades. These "traditional" derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. It is these characteristics that differentiate futures and options from the relatively new types of derivatives. If used for speculation or as leveraged investments, derivatives can carry considerable risks.
--------------------------------------------------------------------------------

OTHER INVESTMENT POLICIES AND RISKS
Besides investing in common stocks, bonds, and money market instruments, the Fund may make certain other kinds of investments to achieve its objective.
     The Fund may invest, to a limited extent, in foreign securities.
     The Fund may also invest in stock and bond futures and options contracts, which are traditional types of derivatives. Under normal circumstances, the market value of these contracts and options may represent up to 50% of the Fund's assets. (Under unusual circumstances, the Fund may hold futures equal in value to 100% of its net assets.)
     Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. This Fund will not use futures for speculative purposes. The Fund will keep separate cash reserves or short-term, cash-equivalent securities in the amount of the obligation underlying the futures contract.
     The reasons for which the Fund will invest in futures and options are:
o    To hedge dividend accruals.
o To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks or bonds.
o To reduce the Fund's transaction costs or add value when these instruments are favorably priced.
o To use as an investment tool when reallocating assets among stocks, bonds, and money market instruments. For example, the adviser may wish to reallocate 10% of the Fund's assets from stocks to bonds. To implement this change rapidly and with low transaction costs, the adviser may sell stock index futures and purchase bond index futures.

     The Fund may temporarily depart from its normal investment policies--for instance, by investing substantially in cash reserves--in response to extraordinary market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but otherwise fail to achieve its investment objective.


THE FUND AND VANGUARD

The Fund is a member of The Vanguard Group, a family of more than 35 investment companies with more than 100 funds holding assets worth more than $530 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.

     Vanguard  also  provides   marketing   services  to  the  funds.   Although
shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                     VANGUARD'S UNIQUE CORPORATE STRUCTURE
 The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. By contrast, Vanguard provides its services on an "at-cost" basis, and the funds' expense ratios reflect only these costs. No separate management company reaps profits or absorbs losses from operating the funds.
--------------------------------------------------------------------------------

INVESTMENT ADVISER
The Fund employs Mellon Capital Management Corporation, 595 Market St., Suite 3000, San Francisco, CA 94105, as its investment adviser. Mellon Capital is a wholly owned subsidiary of MBC Investment Corporation, which itself is a wholly owned subsidiary of Mellon Financial Corporation. Mellon Capital manages the Fund subject to the control of the Trustees and officers of the Fund.
     Mellon Capital's advisory fee is paid at the end of each fiscal quarter. This fee is based on certain annual percentage rates applied to the Fund's average month-end assets for each quarter. In addition, Mellon Capital's advisory fee is increased or decreased, based on the cumulative investment performance of the Fund over a trailing 36-month period as compared with the cumulative total return of the Asset Allocation Composite Index (65% S&P 500 Index; 35% Lehman Brothers Long U.S. Treasury Bond Index) over the same period.

     For the fiscalyear ended September 30, 1999, the investment advisory fee paid to Mellon Capital represented an effective annual rate of 0.11% of the Fund's average net assets before a decrease of 0.02% based on performance.

     The Fund has authorized Mellon Capital to choose brokers or dealers to handle the purchase and sale of securities for the Fund, and to seek to obtain the best available price and most favorable execution from these brokers with respect to all transactions.
     In the interest of obtaining better execution of a transaction, Mellon Capital may choose brokers who charge higher commissions. If more than one broker can obtain the best

10

available price and most favorable execution of a transaction, then Mellon Capital is authorized to choose a broker who, in addition to executing the transaction, will provide research services to Mellon Capital or the Fund. Also, the Fund may direct Mellon Capital to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Fund.
     The Board of Trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment adviser--either as a replacement for an existing adviser or as an additional adviser. Any significant change in the Fund's advisory arrangements will be communicated to shareholders in writing. In addition, as the Fund's sponsor and overall manager, The Vanguard Group may provide investment advisory services to the Fund, on an at-cost basis, at any time.

--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                              THE FUND'S ADVISER
Mellon Capital Management Corporation is an investment advisory firm founded in 1983. As of September 30, 1999, Mellon Capital managed more than $73 billion in assets. The managers responsible for overseeing the implementation of Mellon Capital's strategy for the Fund are:

WILLIAM L. FOUSE, CFA, Chairman Emeritus of Executive Committee for Mellon Capital; has worked in investment management since 1953; with Mellon Capital since its founding in 1983; B.A. and M.B.A., University of Kentucky. Mr. Fouse has managed the Fund since its inception in 1988.

THOMAS F. LOEB, Chairman, Chief Executive Officer of Mellon Capital; has worked in investment management since 1970; with Mellon Capital since its founding in 1983; B.A., Fairleigh Dickinson University; M.B.A., University of Pennsylvania. Mr. Loeb has managed the Fund since its inception in 1988.
--------------------------------------------------------------------------------

DIVIDENDS, CAPITAL GAINS, AND TAXES

The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses), as well as any capital gains realized from the sale of its holdings. Income dividends generally are distributed in June and December; capital gains distributions generally occur in December.
     Your dividend and capital gains distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan's Summary Plan Description, or your tax adviser about the tax consequences of plan withdrawals.

--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                                 DISTRIBUTIONS
As a shareholder, you are entitled to your share of the fund's income from interest and dividends, and gains from the sale of investments. You receive such earnings as either an income dividend or a capital gains distribution. Income dividends come from both the dividends that the fund earns from its holdings and the interest it receives from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term depending on whether the fund held the securities for one year or less, or more than one year.
--------------------------------------------------------------------------------

SHARE PRICE
The Fund's share price, called its net asset value, or NAV, is calculated each business day after the close of trading on the New York Stock Exchange (the NAV is not calculated on holidays or other days when the Exchange is closed). Net asset value per share is computed by adding up the total value of the Fund's investments and other assets, subtracting any of its liabilities (debts), and then dividing by the number of Fund shares outstanding:

        NET ASSET VALUE =      TOTAL ASSETS - LIABILITIES
                           -------------------------------
                              NUMBER OF SHARES OUTSTANDING

     Knowing the daily net asset value is useful to you as a shareholder because it indicates the current value of your investment. The Fund's NAV, multiplied by the number of shares you own, gives you the dollar amount you would have received had you sold all of your shares back to the Fund that day.
     A NOTE ON PRICING: The Fund's investments will be priced at their market value when market quotations are readily available. When these quotations are not readily available, investments will be priced at their fair value, calculated according to procedures adopted by the Fund's Board of Trustees.
     The Fund's share price can be found daily in the mutual fund listings of most major newspapers under the heading "Vanguard Funds." Different newspapers use different abbreviations of the Fund's name, but the most common is ASSETA.

12

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Fund's financial performance for the past five years, and certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost each year on an investment in the Fund (assuming reinvestment of all dividend and capital gains distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. You may have the annual report sent to you without charge by contacting Vanguard.



------------------------------------------------------------------------------------------
                                                   VANGUARD ASSET ALLOCATION FUND
                                                       YEAR ENDED SEPTEMBER 30,
                                       ---------------------------------------------------
                                             1999       1998      1997      1996      1995
------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR           $22.90   $21.53    $18.27    $17.03    $13.78
------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
Net Investment Income                           .80      .79       .74       .69       .64
Net Realized and Unrealized Gain (Loss)on
 Investments                                   2.50     2.33      4.29      1.82      3.18
                                       ---------------------------------------------------
 Total from Investment Operations              3.30     3.12      5.03      2.51      3.82
                                       ---------------------------------------------------
DISTRIBUTIONS
Dividends from Net Investment Income          (.91)    (.74)     (.72)     (.66)     (.57)
Distributions from Realized Capital Gains    (1.18)   (1.01)    (1.05)     (.61)       --
                                       ---------------------------------------------------
 Total Distributions                         (2.09)   (1.75)    (1.77)    (1.27)     (.57)
------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                 $24.11   $22.90    $21.53    $18.27    $17.03
==========================================================================================

TOTAL RETURN                                 14.68%   15.24%    29.42%    15.27%    28.57%
==========================================================================================

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year (Millions)           $8,182   $5,637    $3,738    $2,341    $1,593
Ratio of Total Expenses to Average Net Assets 0.49%    0.49%     0.49%     0.47%     0.49%
Ratio of Net Investment Income to
 Average Net Assets                           3.49%    3.80%     3.96%     4.17%     4.41%
Turnover Rate                                   11%      60%       10%       47%       34%
==========================================================================================

                                                                              13
--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                  HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE


The Fund began fiscal 1999 with a net asset value (price) of $22.90 per share. During the year, the Fund earned $0.80 per share from investment income (interest and dividends) and $2.50 per share from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

Shareholders received $2.09 per share in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

The earnings ($3.30 per share) minus the distributions ($2.09 per share) resulted in a share price of $24.11 at the end of the year. This was an increase of $1.21 per share (from $22.90 at the beginning of the year to $24.11 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Fund was 14.68% for the year.

As of September 30, 1999, the Fund had $8.18 billion in net assets. For the year, its expense ratio was 0.49% ($4.90 per $1,000 of net assets); and its net investment income amounted to 3.49% of its average net assets. It sold and replaced securities valued at 11% of its net assets.
--------------------------------------------------------------------------------

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc.

14

INVESTING WITH VANGUARD
The Fund is an investment option in your retirement or savings plan. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.
o If you have any questions about the Fund or Vanguard, including those about the Fund's investment objective, strategies, or risks, contact Vanguard's Participant Services Center, toll-free, at 1-800-523-1188.
o If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

INVESTMENT OPTIONS AND ALLOCATIONS
Your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.

TRANSACTIONS
Contributions, exchanges, or redemptions of the Fund's shares are processed as soon as they have been received by Vanguard in good order. Good order means that your request includes complete information on your contribution, exchange, or redemption, and that Vanguard has received the appropriate assets.
     In all cases, your transaction will be based on the Fund's next-determined net asset value after Vanguard receives your request (or, in the case of new contributions, the next-determined net asset value after Vanguard receives the order from your plan administrator). As long as this request is received before the close of trading on the New York Stock Exchange, generally 4 p.m. Eastern time, you will receive that day's net asset value.


EXCHANGES
The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your plan. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange or reject any exchange, at any time, without notice. Because excessive exchanges can potentially disrupt the management of the Fund and increase its transaction costs, Vanguard limits participant exchange activity to no more than FOUR SUBSTANTIVE "ROUND TRIPS" THROUGH THE FUND (at least 90 days apart) during any 12-month period. A "round trip" is a redemption from the Fund followed by a purchase back into the Fund. "Substantive" means a dollar amount that Vanguard determines, in its sole discretion, could adversely affect the management of the Fund.
     Before making an exchange to or from another fund available in your plan, consider the following:
o Certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions.
o Make sure to read that fund's prospectus. Contact Participant Services, toll-free, at 1-800-523-1188 for a copy.
o Vanguard can accept exchanges only as permitted by your plan. Contact your plan administrator for details on the exchange policies that apply to your plan.

                                                                              15
ACCESSING FUND INFORMATION BY COMPUTER
--------------------------------------------------------------------------------
VANGUARD ON THE WORLD WIDE WEB www.vanguard.com
Use your personal computer to visit Vanguard's education-oriented website, which provides timely news and information about Vanguard funds and services; an online "university" that offers a variety of mutual fund classes; and
easy-to-use, interactive tools to help you create your own investment and retirement strategies.
--------------------------------------------------------------------------------

                     (THIS PAGE INTENTIONALLY LEFT BLANK.)

GLOSSARY OF INVESTMENT TERMS

ACTIVE MANAGEMENT
An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

BOND
A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and to make regular interest payments until that date.

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that the fund has sold at a profit, minus any realized losses.

CASH RESERVES
Cash deposits, short-term bank deposits, and money market instruments which include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

DIVIDEND INCOME
Payment to shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees.

FUND DIVERSIFICATION
Holding a variety of securities so that a fund's return is not badly hurt by the poor performance of a single security, industry, or country.

INDEX
An unmanaged group of securities whose overall performance is used as a standard to measure investment performance.

INVESTMENT ADVISER
An  organization  that  makes  the  day-to-day   decisions  regarding  a  fund's
investments.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is called its share value or share price.

PASSIVE MANAGEMENT
A low-cost investment strategy in which a mutual fund attempts to match--rather than outperform--a particular stock or bond market index. Also known as indexing.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, with the ending net asset value adjusted to account for the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations between its high and low prices.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[SHIP LOGO]
[THE VANGUARD GROUP (R) LOGO]
Institutional  Division
Post Office Box 2900
Valley Forge,  PA 19482-2900

FOR MORE INFORMATION
If you'd like more information about Vanguard Asset Allocation Fund, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS
Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In these reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the most recent fiscal year.

STATEMENT  OF  ADDITIONAL  INFORMATION  (SAI)
The SAI provides more detailed information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please contact us as follows:

THE VANGUARD GROUP
PARTICIPANT SERVICES CENTER
P.O. BOX 2900
VALLEY FORGE, PA 19482-2900

TELEPHONE:
1-800-523-1188

TEXT TELEPHONE:
1-800-523-8004

WORLD WIDE WEB:
WWW.VANGUARD.COM

INFORMATION  PROVIDED BY THE  SECURITIES AND EXCHANGE  COMMISSION  (SEC)

You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-800-SEC-0330. Reports and other information about the Fund are also available on the SEC's website (www.sec.gov), or you can receive copies of this information, for a fee, by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-6009.


Fund's Investment Company Act
file number: 811-5628

(C) 2000 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation,
Distributor.


I078N-01/21/2000

                                     PART B

                      VANGUARD(R) ASSET ALLOCATION FUND
                                   (THE FUND)
                      STATEMENT OF ADDITIONAL INFORMATION

                                JANUARY 21, 2000


This Statement is not a prospectus but should be read in conjunction with the Fund's current Prospectus (dated January 21, 2000). To obtain the Prospectus and the most recent Annual Report to Shareholders, containing the Fund's Financial Statements, which are hereby incorporated by reference, please call:



                         INVESTOR INFORMATION DEPARTMENT
                             1-800-662-7447 (SHIP)

                               TABLE OF CONTENTS


                                                                            PAGE
                                                                            ----
DESCRIPTION OF THE FUND ...................................................  B-1
INVESTMENT POLICIES .......................................................  B-3
FUNDAMENTAL INVESTMENT LIMITATIONS.........................................  B-8
SHARE PRICE................................................................  B-9
PURCHASE OF SHARES......................................................... B-10
REDEMPTION OF SHARES....................................................... B-10
MANAGEMENT OF THE FUND .................................................... B-10
COMPARATIVE INDEXES ....................................................... B-14
TOTAL RETURN............................................................... B-15
INVESTMENT ADVISORY SERVICES............................................... B-17
PORTFOLIO TRANSACTIONS .................................................... B-19
GLOSSARY................................................................... B-20
FINANCIAL STATEMENTS....................................................... B-21


                            DESCRIPTION OF THE FUND

ORGANIZATION
The Fund was organized as a Maryland corporation in 1988, and was reorganized as a Delaware business trust in May, 1998. Prior to its reorganization as a Delaware business trust, the Fund was known as Vanguard Asset Allocation Fund, Inc. The Fund is registered with the United States Securities and Exchange Commission (the Commission) under the Investment Company Act of 1940 (the 1940
Act) as an open-end, diversified management investment company.

     The Fund has the ability to offer additional funds or classes of shares. There is no limit on the number of full and fractional shares that the Fund may issue for a single fund or class of shares.

SERVICE PROVIDERS
     CUSTODIAN. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as the Fund's custodian. The custodian is responsible for maintaining the Fund's assets and keeping all necessary accounts and records.

INDEPENDENT ACCOUNTANTS. PricewaterhouseCoopers LLP, 30 South 17th Street, Philadelphia, Pennsylvania 19103, serves as the Fund's independent accountants. The accountants audit financial statements for the Fund and provide other related services.
                                      B-1

     TRANSFER  AND   DIVIDEND-PAYING   AGENT.  The  Fund's  transfer  agent  and
dividend-paying agent is The Vanguard Group, Inc., 100 Vanguard Boulevard, Malvern, Pennsylvania 19355.

CHARACTERISTICS OF THE FUND'S SHARES

     RESTRICTIONS ON HOLDING OR DISPOSING OF SHARES. There are no restrictions on the right of shareholders to retain or dispose of the Fund's shares, other than the possible future termination of the Fund. The Fund may be terminated by reorganization into another mutual fund or by liquidation and distribution of its assets. Unless terminated by reorganization or liquidation, the Fund will continue indefinitely.

     SHAREHOLDER LIABILITY. The Fund is organized under Delaware law, which provides that shareholders of a business trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. Effectively, this means that a shareholder of the Fund will not be personally liable for payment of the Fund's debts except by reason of his or her own conduct or acts. In addition, a shareholder could incur a financial loss on account of a Fund obligation only if the Fund itself had no remaining assets with which to meet such obligation. We believe that the possibility of such a situation arising is extremely remote.

     DIVIDEND RIGHTS. The Fund's shareholders are entitled to receive any dividends or other distributions declared by the Fund. No shares have priority or preference over any other shares with respect to dividends or distributions. All dividends and distributions will be paid ratably to all Fund shareholders according to the number of Fund shares held by shareholders on the record date.

     VOTING RIGHTS. Shareholders are entitled to vote on a matter if: (i) a shareholder vote is required under the 1940 Act; (ii) the matter concerns an amendment to the Declaration of Trust that would adversely affect to a material degree the rights and preferences of the shares of any class or fund; or (iii) the Trustees determine that it is necessary or desirable to obtain a shareholder vote. The 1940 Act requires a shareholder vote under various circumstances, including to elect or remove Trustees upon the written request of shareholders representing 10% or more of the Fund's net assets, and to change any fundamental policy of the Fund. Fund shareholders receive one vote for each dollar of net asset value owned on the record date, and a fractional vote for each fractional dollar of net asset value owned on the record date. Voting rights are non-cumulative and cannot be modified without a majority vote of shareholders.

     LIQUIDATION RIGHTS. In the event of liquidation, shareholders will be entitled to receive a pro rata share of the Fund's net assets that remain after satisfaction of all liabilities.

     PREEMPTIVE RIGHTS. There are no preemptive rights associated with the Fund's shares.

     CONVERSION RIGHTS. There are no conversion rights associated with the Fund's shares.

     REDEMPTION  PROVISIONS.  The Fund's redemption  provisions are described in
its  current   prospectus   and  elsewhere  in  this   Statement  of  Additional
Information.

     SINKING FUND PROVISIONS. The Fund has no sinking fund provisions.

     CALLS OR ASSESSMENT. The Fund's shares are fully paid and non-assessable.

TAX STATUS OF THE FUND

The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code. This special tax status means that the Fund will not be liable for federal tax or income and capital gains distributed to shareholders. In order to preserve its tax status, the Fund must comply with certain requirements. If the Fund fails to meet these requirements in any taxable year, it will be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-termcapital gains, will be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before regaining its tax status as a regulated investment company.

                              INVESTMENT POLICIES

The following policies supplement the Fund's investment objectives and policies set forth in the Prospectus:

FUTURES CONTRACTS AND OPTIONS
The Fund may enter into stock index and fixed-income futures contracts, stock index and fixed income options, and options on such futures contracts to remain fully invested as an investment tool when reallocating assets, to add value when these instruments are favorably prices, to hedge dividend accruals, or to reduce transactions costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security or index at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC), a U.S. Government Agency. Assets committed to futures contracts will be segregated to the extent required by law.

  Although many fixed-income futures contracts call for actual delivery or acceptance of the underlying securities at a specified date (stock index futures contracts do not permit delivery of securities), the contracts are normally closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold," "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

  Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin which may range upward from less than 5% of the value of the contract being traded.

  After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.

  Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes (anticipated or potential) in the value of securities currently owned or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the value of the underlying securities. The Fund intends to use futures contracts for hedging purposes, risk reduction, securities exposure, liquidity, and other similar purposes.

  Regulations of the CFTC applicable to the Fund require that all of its futures transactions constitute bona fide hedging transactions except to the extent that the aggregate initial margins and premiums required to establish any non-hedging positions do not exceed five percent of the value of the Fund's portfolio.

  RESTRICTIONS ON THE USE OF FUTURES CONTRACTS AND OPTIONS. The Fund will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the Fund's total assets; however, because only a small margin deposit is required to trade in futures and options, the Fund may have up to 50% of the value of its assets exposed to futures and options.


  RISK FACTORS IN FUTURES TRANSACTIONS. Positions in futures may be closed out only on an Exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. The inability to close options and futures positions also could have an adverse impact on the ability to hedge effectively.

  The Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

  The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the potential for an extremely high degree of leverage involved in futures contracts. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (or gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount posted as initial margin for the contract. The Fund also bears the risk that the Adviser will incorrectly predict future market trends. However, because the futures strategies of the Fund are engaged in only for hedging purposes, the adviser does not believe that the Fund is subject to the risks of loss frequently associated with futures transactions. The Fund could presumably have sustained comparable losses if, instead of the futures contract, it invests in the underlying financial instrument and sells it after the decline.

  Utilization of futures transactions by the Fund does involve the risk of imperfect or no correlation between the futures price and the value of securit-ies underlying futures contracts. It is also possible that the Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by the Fund of margin de-posits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.

  Most futures exchanges limit the amount of fluctuation permitted in some futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

  FEDERAL TAX TREATMENT OF FUTURES CONTRACTS. The Fund is required for Federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on futures contracts as of the end of the year as well as those actually realized during the year. In most cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of
                                      B-4
the contract. Furthermore, sales of futures contracts which are intended to hedge against a change in the value of securities held by the Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. The Fund may be required to defer the recognition of losses on futures contracts to the extent of any unrecognized gains on related positions held by the Fund.

  In order for the Fund to continue to qualify for Federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income derived with respect to its business of investing in such securities or currencies. It is anticipated that any net gain realized from the closing out of futures contracts will be considered qualifying income for purposes of the 90% requirement.

  The Fund will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes including unrealized gains at the end of the Fund's fiscal year on futures transactions. Such distributions will be combined with distributions of capital gains realized on the Fund's other investments and shareholders will be advised on the nature of the payments.

ILLIQUID SECURITIES

The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities that may not be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on the Fund's books.

  The Fund may invest in restricted, privately placed securities that, under the Commission's rules, may be sold only to qualified institutional buyers. Because these securities can be resold only to qualified institutional buyers, they may be considered illiquid securities -- meaning that they could be difficult for the Fund to convert to cash if needed.

  If a substantial market develops for a restricted security held by the Fund, it will be treated as a liquid security, in accordance with procedures and guidelines approved by the Fund's Board of Trustees. This generally includes securities that are unregistered that can be sold to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933 (the 1933
Act). While the Fund's investment adviser determines the liquidity of restricted securities on a daily basis, the Board oversees and retains ultimate responsibility for the adviser's decisions. Several factors the Board considers in monitoring these decisions include the valuation of a security, the availability of qualified institutional buyers, and the availability of information about the security's issuer.

LENDING OF SECURITIES

The Fund may lend its investment securities to qualified institutional investors (typically brokers, dealers, banks or other financial institutions) who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, the Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The terms and the structure and the aggregate amount of such loans must be consistent with the 1940 Act, and the Rules and Regulations or interpretations of the Commission thereunder. These provisions limit the amount of securities a fund may lend to 33 1/3% of the Fund's total assets, and require that (a) the borrower pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit or securities issued or guaranteed by the United States Government having at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Fund at any time, and (d) the Fund receive reasonable interest on the loan (which may include the Fund's investing any cash collateral in interest bearing short-term investments), any distribution on the loaned securities and any increase in their market value. Loan arrangements made by the Fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's Board of Trustees.

VANGUARD INTERFUND LENDING PROGRAM

The Commission has issued an exemptive order permitting the Fund to participate in Vanguard's interfund lending program. This program allows the Vanguard funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions, including the requirement that no fund may borrow or lend money through the program unless it receives a more favorable interest rate than is available from a typical bank for a comparable transaction. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objective and other investment policies. The Boards of Trustees of the Vanguard funds are responsible for ensuring that the interfund lending program operates in compliance with all conditions of the Commission's exemptive order.

TEMPORARY INVESTMENTS

The Fund may take temporary defensive measures that are inconsistent with the Fund's normal fundamental or non-fundamental investment policies and strategies in response to adverse market, economic, political or other conditions. Such measures could include investments in (a) highly liquid short-term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. Government and its agencies, commercial paper, and bank certificates of deposit; (b) shares of other investment companies which have investment objectives consistent with those of the Fund; (c) repurchase agreements involving any such securities; and (d) other money market instruments. There is no limit on the extent to which the Fund may take temporary defensive measures. In taking such measures, the Fund may fail to achieve its investment objective.

FOREIGN INVESTMENTS

Vanguard Asset Allocation Fund may invest up to 20% of its assets in securities of foreign companies. Investors should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies.

  CURRENCY RISK. Since the stocks of foreign companies are frequently denominated in foreign currencies, and since the Fund may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Fund will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The investment policies of Vanguard Asset Allocation Fund permit it to enter into forward foreign currency exchange contracts in order to hedge the Fund's holdings and commitments against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

  FEDERAL TAX TREATMENT OF NON-U.S. TRANSACTIONS. Special rules govern the Federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract, option and similar financial instrument if such instrument is not marked to market. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and non-equity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the marking-to-market rules applicable to other futures contracts unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. The Treasury Department issued regulations under which certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the Internal Revenue Code of 1986, as amended, and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. Any gain or loss attributable to the foreign currency component of a transaction engaged in by a Fund which is not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction. It is anticipated that some of the non-U.S. dollar-denominated investments and foreign currency contracts Vanguard Asset Allocation Fund may make or enter into will be subject to the special currency rules described above.

  COUNTRY RISK. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.

  Although the Fund will endeavor to achieve most favorable execution costs in their portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, it is expected that the expenses for custodian arrangements of the Fund's foreign securities will be somewhat greater than the expenses for the custodian arrangements for handling U.S. securities of equal value.

  Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from foreign companies held by the Fund.

DESCRIPTION OF U.S. GOVERNMENT SECURITIES

As used in this Statement of Additional Information, the term "U.S. Government Securities" refers to a variety of securities which are issued or guaranteed by the United States Treasury, by various agencies of the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government. The term also refers to "repurchase agreements" collateralized by such securities.

  U.S. Treasury Securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by Federal agencies and U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

  Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and The Tennessee Valley Authority.

  An instrumentality of the U.S. Government is a government agency organized under Federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks, and the Federal National Mortgage Association.

DESCRIPTION OF REPURCHASE AGREEMENTS

Repurchase agreements are transactions by which a person purchases a security and simultaneously commits to resell that security to the seller (a member bank of the Federal Reserve System or recognized securities dealer) at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

  The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of the Fund and therefore subject to sale by the trustee in bankruptcy. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. While the Fund's management acknowledges these risks, it is expected that they can be controlled through stringent security selection criteria and careful monitoring procedures.

                       FUNDAMENTAL INVESTMENT LIMITATIONS

The Fund is subject to the following fundamental investment limitations, which cannot be changed in any material way without the approval of the holders of a majority of the Fund's shares. For these purposes, a "majority" of the Fund's shares means shares representing the lesser of: (i) 67% or more of the votes cast to approve a change, so long as shares representing more than 50% of the Fund's net asset value are present or represented by proxy; or (ii) more than 50% of the Fund's net asset value.

  BORROWING. The Fund may not borrow money, except for temporary or emergency purposes in an amount not exceeding 15% of the Fund's net assets. The Fund may borrow money through banks, reverse repurchase agreements, or Vanguard's interfund lending program only, and must comply with all applicable regulatory conditions. The Fund may not make any additional investments whenever its outstanding borrowings exceed 5% of net assets.

  COMMODITIES. The Fund may not invest in commodities, except that it may invest in bond or stock index futures contracts, bond or stock options and options on bond or stock index futures contracts. No more than 5% of the Fund's total assets may be used as initial margin deposit for futures contracts, and no more than 50% of the Fund's total assets may be invested in futures contracts or options at any time.

  DIVERSIFICATION.  With respect to 75% of its total  assets,  the Fund may not:
(i) purchase more than 10% of the outstanding voting securities of any one issuer; or (ii) purchase securities of any issuer if, as a result, more than 5% of the Fund's total assets would be invested in that issuer's securities. This limitation does not apply to obligations of the United States Government, its agencies, or instrumentalities.

  INDUSTRY CONCENTRATION. The Fund may not invest more than 25% of its total assets in any one industry.

  INVESTING FOR CONTROL. The Fund may not invest in a company for purposes of controlling its management.

  INVESTMENT COMPANIES. The Fund may not invest in any other investment company, except through a merger, consolidation or acquisition of assets, or to the extent permitted by Section 12 of the 1940 Act. Investment companies whose shares the Fund acquires pursuant to Section 12 must have investment objectives and investment policies consistent with those of the Fund.

  LOANS.  The Fund may not lend money to any person except by  purchasing  fixed
income  securities  that  are  publicly   distributed,   lending  its  portfolio
securities, or through Vanguard's interfund lending program.

  MARGIN. The Fund may not purchase securities on margin or sell securities short, except as permitted by the Fund's investment policies relating to com-modities.

  PLEDGING ASSETS. The Fund may not pledge, mortgage or hypothecate more than 15% of its net assets.

  REAL ESTATE. The Fund may not invest directly in real estate, although it may invest in securities of companies that deal in real estate and bonds secured by real estate.

  SENIOR SECURITIES. The Fund may not issue senior securities, except in compli-ance with the 1940 Act.

  UNDERWRITING. The Fund may not engage in the business of underwriting securi-ties issued by other persons.The Fund will not be considered an underwriter when disposing of its investment securities.

  The investment limitations above are considered at the time that investment securities are purchased.

  None of these limitations prevents the Fund from participating in The Vanguard Group (Vanguard). Because the Fund is a member of the Group, the Fund may own securities issued by Vanguard, make loans to Vanguard, and contribute to Vanguard's costs or other financial requirement. See "Management of the Fund" for more information.

                                  SHARE PRICE

The Fund's share price, or "net asset value" per share, is calculated by dividing the total assets of the Fund, less all liabilities, by the total number of shares outstanding. The net asset value is determined as of the close of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day that the Exchange is open for trading.

  Portfolio securities for which market quotations are readily available (includes those securities listed on national securities exchanges, as well as those quoted on the NASDAQ Stock Market) will be valued at the last quoted sales price on the day the valuation is made. Such securities which are not traded on the valuation date are valued at the mean of the bid and ask prices. Price information on exchange-listed securities is taken from the exchange where the security is primarily traded. Any foreign securities are valued at the latest quoted sales price available before the time when assets are valued. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

  Short-term instruments (those acquired with remaining maturities of 60 days or less) may be valued at cost, plus or minus any amortized discount or premium, which approximates market value.

  Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service may be determined without regard to bid or last sale prices of each security, but take into account institutional-size transactions in similar groups of securities as well as any developments related to specific securities.

  Other assets and securities for which no quotations are readily available or which are restricted as to sale (or resale) are valued by such methods as the Board of Trustees deems in good faith to reflect fair value.

  The share price for the Fund can be found daily in the mutual fund listings of most major newspapers under the heading of "Vanguard Funds."

                           PURCHASE OF SHARES

The Fund reserves the right in its sole discretion (i) to suspend the offerings of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund, and (iii) to reduce or waive the minimum investment for or any other restrictions on initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of the Fund's shares.

                              REDEMPTION OF SHARES

The Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the New York Stock Exchange is closed, or trading on the Exchange is restricted as determined by the Commission, (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the Commission may permit. No charge is made by the Fund for redemptions. Shares redeemed may be worth more or less than what was paid for them, depending on the market value of the securities held by the Fund.

     The Fund has made an election with the Commission to pay in cash all redemption requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period.


TRADING SHARES THROUGH CHARLES SCHWAB

The Fund has authorized Charles Schwab & Co., Inc. (Schwab) to accept on its behalf purchase and redemption orders under certain terms and conditions. Schwab is also authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf subject to those terms and conditions. Under this arrangement, the Fund will be deemed to have received a purchase or redemption order when Schwab or, if applicable, Schwab's authorized designee, accepts the order in accordance with the Fund's instructions. Customer orders that are properly transmitted to the Fund by Schwab, or if applicable, Schwab's authorized designee, will be priced as follows:

  Orders received by Schwab before 3 p.m. Eastern time on any business day, will be sent to Vanguard that day and your share price will be based on the Fund's net asset value calculated at the close of trading that day. Orders received by Schwab after 3 p.m. Eastern time, will be sent to Vanguard on the following business day and your share price will be based on the Fund's net asset value calculated at the close of trading that day.

                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

The officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Trustees. The Trustees set broad policies for the Fund and choose its officers. The following is a list of Trustees and officers of the Fund and a statement of their present positions and principal occupations during the past five years. As a group, the Fund's Trustees and officers own less than 1% of the outstanding shares of the Fund. Each Trustee also serves as a Director of The Vanguard Group, Inc., and as a Trustee of each of the 103 funds administered by Vanguard (102 in the case of Mr. Malkiel and 93 in the case of Mr. MacLaury). The mailing address of the Trustees and officers of the Fund is Post Office Box 876, Valley Forge, PA 19482.

JOHN J. BRENNAN, (DOB: 7/29/1954) Chairman, Chief Executive Officer & Trustee* Chairman, Chief Executive Officer and Director of The Vanguard Group, Inc., and Trustee of each of the investment companies in The Vanguard Group.

JOANN  HEFFERNAN  HEISEN,  (DOB:   1/25/1950)  Trustee
Vice President, Chief Information Officer, and member of the Executive Committee of Johnson & Johnson (Pharmaceuticals/Consumer Products), Director of Johnson & Johnson*MERCK Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY,  (DOB:  5/7/1931) Trustee
President Emeritus of The Brookings Institution (Independent Non-Partisan Research Organization); Director of American Express Bank Ltd., The St. Paul Companies, Inc. (Insurance and Financial Services), and National Steel Corp.

BURTON G. MALKIEL,  (DOB:  8/28/1932) Trustee
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co. (Investment Management), The Jeffrey Co. (Holding Company), and Select Sector SPDR Trust (Exchange-Traded Mutual Fund).

ALFRED M. RANKIN,  JR., (DOB:  10/8/1941)  Trustee
Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc. (Machinery/ Coal/Appliances); and Director of The BFGoodrich Co. (Aircraft Systems/Manufacturing/Chemicals).

JOHN C. SAWHILL, (DOB: 6/12/1936) Trustee
President and Chief Executive Officer of The Nature Conservancy (Non-Profit Conservation Group); Director of Pacific Gas and Electric Co., Procter & Gamble Co., NACCO Industries (Machinery/ Coal/ Appliances), and Newfield Exploration Co. (Energy); formerly, Director and Senior Partner of McKinsey & Co. (Consultants), and President of New York University.

JAMES O. WELCH, JR., (DOB: 5/13/1931) Trustee
Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chairman and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON, (DOB: 3/2/1936) Trustee
Retired Chairman of Rohm & Haas Co. (Chemicals); Director of Cummins Engine Co. (Diesel Engine Company), and The Mead Corp. (Paper Products); and Trustee of Vanderbilt University.

RAYMOND J. KLAPINSKY, (DOB: 12/7/1938) Secretary*
Managing Director of The Vanguard Group, Inc.; Secretary of The Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS, (DOB: 5/21/1957) Treasurer*
Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

ROBERT D. SNOWDEN, (DOB: 9/4/1961) Controller*
Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group

* Officers of the Fund are "interested persons" as defined in the 1940 Act.


     The Fund is a member of The Vanguard Group of Investment Companies, which consists of more than 35 investment companies. Through their jointly-owned subsidiary, The Vanguard Group, Inc. (Vanguard), the Fund and the other funds in Vanguard obtain at cost virtually all of their corporate management, administrative and distribution services. Vanguard also provides investment advisory services on an at-cost basis to certain of the Vanguard funds.
     Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings and equipment. Each fund pays its share of Vanguard's total expenses which are allocated among the funds under methods approved by the Board of Trustees of each fund. In addition, each fund bears its own direct expenses such as legal, auditing, and custodian fees.

     The Fund's officers are also officers and employees of Vanguard. No officer or employee owns, or is permitted to own, any securities of any external adviser for the funds.

     Vanguard adheres to a Code of Ethics established pursuant to Rule 17j-1 under the 1940 Act. The Code is designed to prevent unlawful practices in connection with the purchase or sale of securities by persons associated with Vanguard. Under Vanguard's Code of Ethics certain officers and employees of Vanguard who are considered access persons are permitted to engage in personal securities transactions. However, such transactions are subject to procedures and guidelines similar to, and in many cases more restrictive than, those recommended by a blue ribbon panel of mutual fund industry executives.

     Vanguard was established and operates under an Amended and Restated Funds' Service Agreement which was approved by the shareholders of each of the funds. The amounts which each of the funds have invested are adjusted from time to time in order to maintain the proportionate relationship between each Fund's relative net assets and its contribution to Vanguard's capital. The Amended and Restated Funds' Service Agreement provides that: (a) each Vanguard fund may be called upon to invest up to 0.40% of its current assets in Vanguard, and (b)there is no limit on the dollar amount that each Vanguard fund may contribute to Vanguard's capitalization. At September 30, 1999, the Fund had contributed capital of $1,770,000, representing 1.8% of Vanguard's capitalization.

MANAGEMENT
Corporate  management and administrative  services include: (1) executive staff;
(2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the funds by third parties.

DISTRIBUTION
Vanguard Marketing Corporation, a wholly-owned subsidiary of The Vanguard Group, Inc. provides all distribution and marketing activities for the funds in the Group. The principal distribution expenses are for advertising, promotional materials and marketing personnel. Distribution services may also include organizing and offering to the public, from time to time, one or more new investment  companies  which will  become  members of The  Vanguard  Group.  The
Trustees and officers of Vanguard determine the amount to be spent annually on distribution activities, the manner and amount to be spent on each fund, and whether to organize new investment companies. One-half of the distribution expenses of a marketing and promotional nature is allocated among the funds based upon relative net assets. The remaining one-half of those expenses is allocated among the funds based upon each fund's sales for the preceding 24 months relative to the total sales of the funds as a Group, provided, however, that no fund's aggregate quarterly rate of contribution for distribution expenses of a marketing and promotional nature shall exceed 125% of average distribution expense rate for The Vanguard Group, and that no fund shall incur annual distribution expenses in excess of 20/100 of 1% of its average month-end net assets.

     During the fiscal years ended September 30, 1997, 1998, and 1999, the Fund incurred the following approximate amounts of The Vanguard Group's management (including transfer agency), distribution, and marketing expenses: $11,315,000, $18,555,000, and $29,870,000, respectively.


INVESTMENT ADVISORY SERVICES

Vanguard provides investment advisory services to several Vanguard funds. These services are provided on an at-cost basis from a money management staff employed directly by Vanguard. The compensation and other expenses of this staff are paid by the funds utilizing these services.

TRUSTEE COMPENSATION

The same individuals serve as Trustees of all Vanguard funds (with two exceptions, which are noted in the table below), and each fund pays a proportionate share of the Trustees' compensation. The funds employ their officers on a shared basis, as well. However, officers are compensated by The Vanguard Group, Inc., not the funds.

  INDEPENDENT TRUSTEES. The funds compensate their independent Trustees -- that is, the ones who are not also officers of the Fund in three ways:

o The independent Trustees receive an annual fee for their service to the funds, which is subject to reduction based on absences from scheduled Board meetings.


o The independent Trustees are reimbursed for the travel and other expenses that they incur in attending Board meetings.

o Upon retirement, the independent Trustees receive an aggregate annual fee of $1,000 for each year served on the Board, up to fifteen years of service. This annual fee is paid for ten years following retirement, or until each Trustee's death.


     "INTERESTED" TRUSTEES. The funds' interested Trustee -- Mr. Brennan -- receives no compensation for his service in that capacity. However, he is paid in his role as officer of The Vanguard Group, Inc.

     COMPENSATION TABLE. The following table provides compensation details for each of the Trustees. We list the amounts paid as compensation and accrued as retirement benefits by the Fund for each Trustee. In addition, the table shows the total amount of benefits that we expect each Trustee to receive from all Vanguard funds upon retirement, and the total amount of compensation paid to each Trustee by all Vanguard funds. All information shown is for the fiscal year ended September 30, 1999.


               VANGUARD ASSET ALLOCATION FUND COMPENSATION TABLE



                                        PENSION OR                     TOTAL
                                        RETIREMENT                  COMPENSATION
                                         BENEFITS     ESTIMATED       FROM ALL
                         AGGREGATE      ACCRUED AS      ANNUAL        VANGUARD
                        COMPENSATION  PART OF THIS  BENEFITS UPON  FUNDS PAID TO
  NAMES OF TRUSTEES   FROM THIS FUND  FUND'S EXPENSES  RETIREMENT    TRUSTEES(1)
--------------------------------------------------------------------------------
John C. Bogle(2) . . .  .   None          None            None           None
John J. Brennan. . . .  .   None          None            None           None
JoAnn Heffernan Heisen  .  1,400           $77         $15,000        $80,000
Bruce K. MacLaury. . . .  $1,453          $131         $12,000        $75,000
Burton G. Malkiel. . . .. $1,411          $128         $15,000        $80,000
Alfred M. Rankin, Jr.. .. $1,400           $93         $15,000        $80,000
John C. Sawhill. . . . .. $1,400          $118         $15,000        $80,000
James O. Welch, Jr.. . .. $1,400          $137         $15,000        $80,000
J. Lawrence Wilson . . .. $1,400           $99         $15,000        $80,000

(1) The amounts reported in this column reflect the total compensation paid to each Trustee for their service as Trustee of 103 funds(103 in the case of Mr. Malkiel; 93 in the case of Mr. MacLaury).
(2) Mr. Bogle retired from the Trust's Board, effective December 31, 1999.

                              COMPARATIVE INDEXES

Vanguard may use reprinted material discussing The Vanguard Group, Inc. or any of the member funds of The Vanguard Group of Investment Companies. Each of the investment company members of The Vanguard Group, including Vanguard Asset Allocation Fund, may, from time to time, use one or more of the following unmanaged indexes for comparative performance purposes.

STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX -- included stocks selected by Standard & Poor's Index Committee to include leading companies in leading industries and to reflect the U.S. stock market.

STANDARD & POOR'S MIDCAP 400 INDEX -- is composed of 400 medium sized domestic stocks.

STANDARD & POOR'S SMALLCAP 600/BARRA VALUE INDEX -- contains stocks of the S&P SmallCap 600 Index which have a lower than average price-to-book ratio.

STANDARD & POOR'S SMALLCAP 600/BARRA GROWTH INDEX -- contains stocks of the S&P SmallCap 600 Index which have a higher than average price-to-book ratio.

RUSSELL 1000 VALUE INDEX -- consists of the stocks in the Russell 1000 Index (comprising the 1,000 largest U.S.-based companies measured by total market capitalization) with the lowest price-to-book ratios, comprising 50% of the market capitalization of the Russell 1000.

WILSHIRE 5000 EQUITY INDEX -- consists of nearly 7,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

WILSHIRE 4500 EQUITY INDEX -- consists of all stocks in the Wilshire 5000 except for the 500 stocks in the Standard and Poor's 500 Index.

MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX -- is an arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia, Asia and the Far East.

GOLDMAN SACHS 100 CONVERTIBLE BOND INDEX -- currently includes 71 bonds and 29 preferreds. The original list of names was generated by screening for convertible issues of $100 million or greater in market capitalization. The index is priced monthly.

SALOMON BROTHERS GNMA INDEX -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

SALOMON BROTHERS HIGH-GRADE CORPORATE BOND INDEX -- consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

LEHMAN BROTHERS AGGREGATE BOND INDEX -- is a market weighted index that contains over 4,000 individually priced U.S. Treasury, agency, corporate, and mortgage pass-through securities corporate rated BBB - or better. The Index has a market value of over $5 trillion.

LEHMAN BROTHERS MUTUAL FUND SHORT (1-5) GOVERNMENT/CORPORATE INDEX -- is a market weighted index that contains over 1,500 individually priced U.S. Treasury, agency, and corporate investment grade bonds rated BBB - or better with maturities between one and five years. The index has a market value of over $1.6 trillion.

LEHMAN BROTHERS MUTUAL FUND INTERMEDIATE (5-10) GOVERNMENT/CORPORATE INDEX -- is a market weighted index that contains over 1,500 individually priced U.S. Treasury, agency, and corporate securities rated BBB - or better with maturities between five and ten years. The index has a market value of over $800 billion.

LEHMAN BROTHERS LONG (10+) GOVERNMENT/CORPORATE INDEX -- is a market weighted index that contains over 1,900 individually priced U.S. Treasury, agency, and corporate securities rated BBB - or better with maturities greater than ten years. The index has a market value of over $1.1 trillion.

LEHMAN LONG-TERM TREASURY BOND INDEX -- is a market weighted index that contains individually priced U.S. Treasury securities with maturities of ten years or greater.

MERRILL LYNCH CORPORATE & GOVERNMENT BOND INDEX -- consists of over 4,500 U.S. Treasury, Agency and investment grade corporate bonds.

LEHMAN CORPORATE (BAA) BOND INDEX -- all publicly offered fixed rate, nonconvertible domestic corporate bonds rated Baa by Moody's, with a maturity longer than one year and with more than $100 million outstanding. This index includes over 1,500 issues.

LEHMAN BROTHERS LONG-TERM CORPORATE BOND INDEX -- is a subset of the Lehman Corporate Bond Index covering all corporate, publicly issued, fixed-rate, nonconvertible U.S. debt issues rated at least Baa, with at least $100 million principal outstanding and maturity greater than ten years.

BOND BUYER MUNICIPAL BOND INDEX -- is a yield index on current coupon high grade general obligation municipal bonds.

STANDARD & POOR'S PREFERRED INDEX -- is a yield index based upon the average yield of four high grade, noncallable preferred stock issues.

NASDAQ INDUSTRIAL INDEX -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

COMPOSITE INDEX -- 70% Standard & Poor's 500 Index and 30% NASDAQ Industrial Index.

COMPOSITE INDEX -- 65% Standard & Poor's 500 Index and 35% Lehman Long-Term Corporate AA or Better Bond Index.

COMPOSITE INDEX -- 65% Lehman Long-Term Corporate AA or Better Bond Index and a 35% weighting in a blended equity composite (75% Standard & Poor's/BARRA Value Index, 12.5% Standard & Poor's Utilities Index and 12.5% Standard & Poor's Telephone Index).

LEHMAN  LONG-TERM  CORPORATE AA OR BETTER BOND INDEX -- consists of all publicly
issued,  fixed  rate,  nonconvertible   investment  grade,   dollar-denominated,
SEC-registered corporate debt rated AA or AAA.

                                  TOTAL RETURN

The average annual total return for the Fund for the one, five, and ten year periods ended September 30, 1999 was +14.68%, +20.45% and +14.60%, respectively.

AVERAGE ANNUAL TOTAL RETURN

Average annual total return is the average annual compounded rate of return for the periods of one year, five years, ten years or the life of the Fund, all ended on the last day of a recent month. Average annual total return quotations will reflect changes in the price of the Fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Fund shares. Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical investment over such periods according to the following formula (average annual total return is then expressed as a percentage):

                               T = (ERV/P)1/N-1
  Where:

          T    = average annual total return
          P    = a hypothetical  initial investment of $1,000
          n    = number of years
          ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

AVERAGE ANNUAL AFTER-TAX TOTAL RETURN QUOTATION
We calculate the Fund's average annual after-tax total return by finding the average annual compounded rate of return over the one-, five-, and ten-year periods (or for periods of the Fund's operations) that would equate the initial amount invested to the after-tax value, according to the following formulas:

AFTER-TAX RETURN:
                                 P (1+T)N = ATV
     Where:
              P   = a hypothetical  initial payment of $1,000
              T   = average annual after-tax total return
              n   = number of years
            ATV   = after-tax value at the end of the one-,  five-, or
                    ten-year periods of a hypothetical $1,000 payment made at the beginning of the time period, assuming no liquidation of the investment at the end of the measurement periods.

INSTRUCTIONS.

1. Assume all distributions by the Fund are reinvested--less the taxes due on such distributions-- at the price on the reinvestment dates during the period. Adjustments may be made for subsequent re-characterizations of distributions.

2. Calculate the taxes due on distributions by the Fund by applying the highest federal marginal tax rates to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain, etc.). For periods after December 31, 1997, the federal marginal tax rates used for the calculations are 39.6% for ordinary income and short-term capital gains and 20% for long-term capital gains. Note that the applicable tax rates may vary over the measurement period. Assume no taxes are due on the portions of any distributions classified as exempt interest or non-taxable (i.e., return of capital). Ignore any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).

3. Include al recurring fees that are charged to all shareholder accounts. For any account fees that vary with the size of the account, assume an account size equal to the Fund's mean (or median) account size. Assume that no additional taxes or tax credits result from any redemption of shares required to pay such fees.

4.   State the total return quotation to the nearest hundredth of one percent.



CUMULATIVE TOTAL RETURN

Cumulative total return is the cumulative rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative total return quotations reflect changes in the price of the Fund's shares and assume that all dividends and capital gains distributions during the period were reinvested in Fund shares. Cumulative total return is calculated by finding the cumulative rates of a return of a hypothetical investment over such periods, according to the following formula (cumulative total return is then expressed as a percentage):

                                 C = (ERV/P)-1
  Where:

          C    = cumulative total return
          P    = a  hypothetical  initial  investment  of  $1,000
          ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

SEC YIELDS

Yield is the net annualized yield based on a specified 30-day (or one month) period assuming semiannual compounding of income. Yield is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                          YIELD = 2[((A-B)/CD+1)6-1]

  Where:

          a  =dividends and interest earned during the period.
          b  =expenses accrued for the period (net of reimbursements).
          c  =the average daily number of shares outstanding during
              the period that were entitled to receive dividends.
          d  =the maximum offering price per share on the last day of the period.

                          INVESTMENT ADVISORY SERVICES

The Fund employs Mellon Capital Management Corporation (Mellon Capital), 595 Market St., Suite 3000, San Francisco, California 94105 (the Adviser) under an investment advisory agreement to manage the investment and reinvestment of the assets of the Fund and to continuously review, supervise and administer the Fund's investment program. The Adviser discharges its responsibilities subject to the control of the officers and Board of Trustees of the Fund.

     The Fund pays the Adviser a Basic fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the Fund's average month-end net assets for the quarter:

     NET ASSETS                         ANNUAL RATE
     ----------                         -----------
     First $100 million......               0.200%
     Next $900 million.......               0.150%
     Next $500 million.......               0.125%
     Over $1.5 billion.......               0.100%

  This fee may be increased or decreased by applying an adjustment formula based on the performance of the Fund's portfolio relative to the investment record of a "Combined Index", 65% of which shall be comprised of the Standard & Poor's 500 Composite Price Index and 35% of which shall be comprised of the Lehman Brothers Long-Term U.S. Treasury Index. The fee payment will be increased (decreased) by an incentive (penalty) of 0.05% of average net assets, if the Fund's cumulative investment performance for the thirty-six months preceding the end of the quarter is at least six percentage points above (below) the cumulative investment record of the Combined Index for the same period. For the purpose of determining the fee adjustment for investment performance, as described above, the net assets of the Fund will be averaged over the same period as the performance of the Fund and the investment record of the Combined Index are computed.

  Under the rules of the Securities and Exchange Commission, the new incentive/penalty fee will not be fully operable until the quarter ending March 31, 2000. Until that date, a "blended" fee rate consisting of varying percentages of (i) the performance adjustment based on the schedule set forth above (the "New Rate"1), and (ii) the performance adjustment based on the schedule set forth in the Fund's previous investment advisory agreement with the adviser2 (the "Previous Rate") shall be used as follows:

1. Quarter Ending June 30, 1997. The incentive/penalty fee was calculated as the sum of 8.3% (e.g., one of 12 quarters) of the fee payable under the New Rate plus 91.7% (e.g., 11 of 12 quarters) of the fee payable under the Previous Rate.

2. Quarter Ending September 30, 1997. The incentive/penalty fee was calculated as the sum of 16.6% of the fee payable under the New Rate plus 83.4% of the fee payable under the Previous Rate.

3. Quarter Ending December 31, 1997. The incentive/penalty fee was calculated as the sum of 25% of the fee payable under the New Rate plus 75% of the fee payable under the Previous Rate.

4. Quarter Ending March 31, 1998. The incentive/penalty fee was calculated as the sum of 33.3% of the fee payable under the New Rate plus 66.7% of the fee payable under the Previous Rate.

5. Quarter Ending June 30, 1998. The incentive/penalty fee was calculated as the sum of 41.6% of the fee payable under the New Rate plus 58.4% of the fee payable under the Previous Rate.

6. Quarter Ending September 30, 1998. The incentive/penalty fee was calculated as the sum of 50% of the fee payable under the New Rate plus 50% of the fee payable under the Previous Rate.

7. Quarter Ending December 31, 1998. The incentive/penalty fee was calculated as the sum of 58.4% of the fee payable under the New Rate plus 41.6% of the fee payable under the Previous Rate.

8. Quarter Ending March 31, 1999. The incentive/penalty fee was calculated as the sum of 66.7% of the fee payable under the New Rate plus 33.3% of the fee payable under the Previous Rate.

9. Quarter Ending June 30, 1999. The incentive/penalty fee was calculated as the sum of 75% of the fee payable under the New Rate plus 25% of the fee payable under the Previous Rate.

10. Quarter Ending September 30, 1999. The incentive/penalty fee was calculated as the sum of 83.4% of the fee payable under the New Rate plus 16.6% of the fee payable under the Previous Rate.

11. Quarter Ending December 31, 1999. The incentive/penalty fee was calculated as the sum of 91.7% of the fee payable under the New Rate plus 8.3% of the fee payable under the Previous Rate.

12. Quarter Ending March 31, 2000. New Rate fully operable.


     For the purpose of determining the fee adjustment for investment performance, as described above, the net assets of the Fund shall be averaged over the same period as the investment performance of the Fund and the investment record of the Combined Index are computed. The "investment performance" of the Fund for the period, expressed as a percentage of the Fund's net asset value per share at the beginning of the period. The benchmark used for the new rate calculation will consist of linking the return of the "new" benchmark (a "Combined Index", 65% of which is comprised of the Standard & Poor's 500 Composite Price Index and 35% of which is comprised of the Lehman Brothers Long-Term U.S. Treasury Index) to the return of the "previous" benchmark (Standard & Poor's 500 Composite Price Index) in the same varying percentages that are listed below. The previous incentive/penalty fee structure provided that the Basic Fee be increased or decreased by an amount equal to 0.05% of the average month-end assets of the Fund if the Fund's investment performance for the thirty-six months preceding the end of the quarter was six percentage points or more above or below, respectively, the investment record of the Standard & Poor's 500 Composite Price Index. shall be the sum of: (i) the change in the Fund's net asset value per share during such period; (ii) the value of the Fund's cash distributions per share having an ex-dividend date occurring within the period; and (iii) the per share amount of capital gains taxes paid or accrued during such period by the Fund for undistributed realized long-term capital gains.


     The "investment record" of the Stock Index for the period, expressed as a percentage of the Stock Index level at the beginning of the period, shall be the sum of (i) the change in the level of the Stock Index during the period and (ii) the value, computed consistently with the Stock Index, of cash distributions having an ex-dividend date occurring within the period made by companies whose securities comprise the Stock Index. The "investment record" of the Bond Index for the period, expressed as a percentage of the Bond Index level at the beginning of such period shall be the sum of (i) the change in the level of the Bond Index during the period and (ii) the value of the interest accrued or paid on the bonds included in the Bond Index, assuming the reinvestment of such interest on a monthly basis. Computation of these two components as the Combined Index shall be made on the basis of 65% in the Stock Index and 35% in the Bond Index at the beginning of each quarter.


     The investment advisory agreement will be renewable for successive one-year periods, only if each renewal is specifically approved by a vote of the Fund's Board of Trustees, including the affirmative votes of a majority of the Trustees who are not parties to the contract or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of considering such approval. The agreement is automatically terminated if assigned, and may be terminated without penalty at any time:


(1) either by vote of the Board of Trustees of the Fund or by vote of its outstanding voting securities on 60 days' written notice to the Adviser, or

(2) by the Adviser upon 90 days' written notice to the Fund.

The Fund's Board of Trustees may, without the approval of shareholders, provide for:

 . The employment of a new investment adviser pursuant to the terms of a new advisory agreement, either as a replacement for an existing adviser or as an additional adviser.

 . A change in the terms of an advisory agreement.

 . The continued employment of an existing adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the adviser. Any such change will be communicated to shareholders in writing.



     DESCRIPTION OF THE ADVISER. The Adviser is an investment management firm which manages well diversified stock and bond portfolios for institutional clients. As of September 30, 1999 the Adviser provided investment advisory services to 270 clients and managed assets with an approximate value of $73 billion. The Adviser's asset allocation strategy was developed by the Adviser's co-founder, William Fouse, in 1972, and is used by 134 of its clients and accounts for approximately $30 billion of the assets that it manages. The Adviser is a wholly-owned subsidiary of MBC Investment Corporation, which itself is a wholly-owned subsidiary of Mellon Financial Corporation. For the fiscal years ended September 30, 1997, 1998, and 1999, the Fund incurred approximately $3,723,000 (before a decrease of $921,000 based on performance), $5,466,000 (before a decrease of $1,404,000 based on performance) and $8,336,000 (before a decrease of $1,564,000) respectively, for investment advisory services.


                             PORTFOLIO TRANSACTIONS

The investment advisory agreement authorizes the Adviser (with the approval of the Fund's Board of Trustees) to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund and directs the Adviser to use its best efforts to obtain the best available price and most favorable execution as to all transactions for the Fund. The Adviser undertakes to execute each investment transaction at a price and commission which provides the most favorable total cost or proceeds reasonably obtainable under the circumstances.
  In placing portfolio transactions, the Adviser will use its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain best available price and most favorable execution. The full range and quality of brokerage services available will be considered in making these determinations. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the best available price and most favorable execution, consideration may be given to those brokers which supply investment research and statistical information and provide other services in addition to execution services to the Fund and/ or the Adviser. The Adviser considers such information useful in the performance of its obligations under the agreement, but is unable to determine the amount by which such services may reduce its expenses.
  The investment advisory agreement also incorporates the concepts of Section 28(e) of the Securities Exchange Act of 1934 by providing that, subject to the approval of the Fund's Board of Trustees, the Adviser may cause the Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction; provided that such commission is deemed reasonable in terms of either that particular transaction or the overall responsibilities of the Adviser to the Fund.
  Currently, it is the Fund's policy that the Adviser may at times pay higher commissions in recognition of brokerage services felt necessary for the achievement  of  better  execution  of  certain
securities transactions that otherwise might not be available. The Adviser will only pay such higher commissions if it believes this to be in the best interest of the Fund. Some brokers or dealers who may receive such higher commissions in recognition of brokerage services related to execution of securities transactions are also providers of research information to the Adviser and/or the Fund.
  The total brokerage commissions paid by the Fund for the fiscal years ended September 30, 1997, 1998, and 1999, totaled $113,938, $96,955, and $90,273 respectively.
  Some securities considered for investment by the Fund may also be appropriate for other clients served by the Adviser. If purchases or sales of securities consistent with the investment policies of the Fund and one or more of these other clients serviced by the Adviser are considered at or about the same time, transactions in such securities will be allocated among the Fund and such other clients in a manner deemed equitable by the Adviser. Although there may be no specified formula for allocating such transactions, the allocation methods used, and the results of such allocations, will be subject to periodic review by the Fund's Board of Trustees.


                                    GLOSSARY

a. HISTORICAL MARKET RETURNS -- Total returns of broad asset class benchmarks. As examples, the returns of well-known benchmarks for domestic stocks, bonds, and money market instruments are given below.

                                                                 MONEY MARKET
ASSET CLASS        COMMON STOCKS              BONDS              INSTRUMENTS
              STANDARD & POOR'S 500
              COMPOSITE STOCK PRICE   LEHMAN BROTHERS LONG  90 DAY U.S. TREASURY
 BENCHMARK            INDEX              TREASURY INDEX            BILLS
--------------------------------------------------------------------------------
  1989                 31.6%                  18.9%                    8.6%
  1990                 -3.1                    6.3                     7.9
  1991                 30.4                   18.5                     5.8
  1992                  7.6                    8.0                     3.6
  1993                 10.1                   17.3                     3.1
  1994                  1.3                   -7.6                     4.2
  1995                 37.6                   30.7                     5.8
  1996                 23.0                   -0.9                     5.2
  1997                 29.6                    8.1                     3.9
  1998 (9/30)           9.1                   22.1                     5.2

b. ASSET ALLOCATION -- Asset allocation -- in its most generic sense -- is the allotment of an investor's monies to broad asset classes such as stocks or bonds. Investors establish percentage allocation guidelines for stocks, bonds, and money market instruments which are consistent with their particular long-term investment needs. These needs will include current income, potential growth in capital, and willingness to accept risk.

     In implementing their asset allocation targets, some investors attempt to maintain a stable mix -- such as 50% stocks and 50% bonds -- while others will actively manage the stock/bond mix in pursuit of higher returns, lower risk, or other investment objectives. The key difference between investors who maintain a stable mix and those who actively change allocations is their willingness to forecast the risks and returns of individual asset classes, their forecasting abilities, and their comfort in making investment decisions based upon such forecasts. Historically, investors who actively managed the mix based upon conjecture have often underperformed both investors with relatively stable allocations and investors with logical, disciplined methods for assessing relative value and risk. Institutional investors commonly refer to active asset allocation approaches which are based upon disciplined methodologies as tactical asset allocation.

                              FINANCIAL STATEMENTS

The Fund's financial statements, including the financial highlights for each of the five fiscal years in the period ended September 30, 1999, appearing in the Fund's 1999 Annual Report to Shareholders and the report thereon of PricewaterhouseCoopers LLP, independent accountants, also appearing therein, are incorporated by reference into this Statement of Additional Information. For a more complete discussion of the performance, please see the Fund's Annual Report to Shareholders, which may be obtained without charge.

                                                                          SAI078